UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05162
Delaware VIP® Trust
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Macquarie VIP Growth and Income Series
(formerly, Delaware VIP Growth and Income Series)
Standard Class
Annual shareholder report | December 31, 2024
This annual shareholder report contains important information about Macquarie VIP Growth and Income Series (Series) for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Series at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$73	0.68%
Management's discussion of Series performance
Performance highlights
Macquarie VIP Growth and Income Series (Standard Class) returned 15.71% for the 12 months ended December 31, 2024. During the same period, the Russell 1000® Index, the Series' broad-based securities market index, returned 24.51%, while the Russell 1000® Value Index, the Series' narrowly based securities market index, returned 14.37%.
Top contributors to performance:
Holdings in Meta Platforms Inc. and Broadcom Inc., which outperformed and were not held in the Series’ narrowly based index (benchmark)
An overweight allocation to the communication services sector, which outperformed relative to the benchmark
An underweight allocation to the consumer staples sector, which underperformed relative to the benchmark
Not holding a position in Intel Corp. had a positive impact on relative performance, as the stock underperformed the benchmark.
Top detractors from performance:
Healthcare holdings CVS Health Corp., Cigna Group, and Merck & Co. underperformed relative to the benchmark.
An overweight allocation to healthcare, which underperformed relative to the benchmark
Not holding any utilities stocks detracted from performance, as the sector experienced positive returns over the 12-month reporting period.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2014, through December 31, 2024
Average annual total returns (as of December 31, 2024)	1 year	5 year	10 year
Macquarie VIP Growth and Income Series (Standard Class)	15.71%	10.31%	8.78%
Russell 1000 Index	24.51%	14.28%	12.87%
Russell 1000 Value Index	14.37%	8.68%	8.49%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit macquarie.com/mam/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charges imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Series changed its broad-based securities market benchmark index to the Russell 1000 Index. Although the Russell 1000 Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the Russell 1000 Value Index for comparative purposes because Delaware Management Company, the Series' manager, believes it is more representative of the Series' investment universe.
Series statistics (as of December 31, 2024)
Series net assets	$719,588,973
Total number of portfolio holdings	70
Total advisory fees paid	$4,180,523
Portfolio turnover rate	45%

Series holdings (as of December 31, 2024)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Financials	25.86%
Healthcare	20.39%
Information Technology	11.34%
Communication Services	10.95%
Industrials	9.18%
Energy	7.68%
Consumer Discretionary	6.72%
Consumer Staples	5.56%
Real Estate	0.57%
Utilities	0.15%

Top 10 equity holdings
Exxon Mobil	4.79%
Cisco Systems	4.27%
Gilead Sciences	3.67%
Philip Morris International	3.62%
Bristol-Myers Squibb	3.53%
McKesson	3.26%
Cigna Group	3.02%
Merck & Co.	2.80%
PNC Financial Services Group	2.45%
Wells Fargo & Co.	2.42%
Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance purposes.
Material Series changes
Effective May 1, 2024, the Series changed its name from Delaware VIP Growth and Income Series to Macquarie VIP Growth and Income Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2025, at macquarie.com/mam/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at macquarie.com/mam/vip-literature.
(4215549)

Macquarie VIP Small Cap Value Series
(formerly, Delaware VIP Small Cap Value Series)
Standard Class
Annual shareholder report | December 31, 2024
This annual shareholder report contains important information about Macquarie VIP Small Cap Value Series (Series) for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Series at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$78	0.74%
Management's discussion of Series performance
Performance highlights
Macquarie VIP Small Cap Value Series (Standard Class) returned 11.32% for the 12 months ended December 31, 2024. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 23.81%, while the Russell 2000® Value Index, the Series' narrowly based securities market index, returned 8.05%.
Top contributors to performance:
Stock selection was the most significant contributor to the Series’ outperformance relative to the narrowly based index (benchmark) over the 12-month reporting period.
Holdings in the financial services sector outperformed relative to the benchmark. Within the sector, stocks owned in the capital markets, banks, and insurance industries were the largest contributors.
Strong stock selection and a relative underweight allocation in the healthcare sector contributed.
Holdings in the consumer discretionary sector outperformed relative to the benchmark over the period. The Series’ positions in the hotels, restaurants, and leisure industry contributed.
Top detractors from performance:
Stock selection in the industrials sector detracted from relative performance as holdings in the electrical equipment and machinery industries underperformed.
Holdings in the basic industry sector lagged the stronger performance of the sector in the benchmark.
Stock selection in the consumer staples sector detracted for the period as companies in the food products industry underperformed relative to the benchmark.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2014, through December 31, 2024
Average annual total returns (as of December 31, 2024)	1 year	5 year	10 year
Macquarie VIP Small Cap Value Series (Standard Class)	11.32%	7.15%	7.60%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Value Index	8.05%	7.29%	7.14%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit macquarie.com/mam/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charges imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Series changed its broad-based securities market benchmark index to the Russell 3000 Index. Although the Russell 3000 Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the Russell 2000 Value Index for comparative purposes because Delaware Management Company, the Series' manager, believes it is more representative of the Series' investment universe.
Series statistics (as of December 31, 2024)
Series net assets	$1,720,471,710
Total number of portfolio holdings	109
Total advisory fees paid	$11,877,816
Portfolio turnover rate	20%

Series holdings (as of December 31, 2024)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Financial Services	28.58%
Industrials	15.61%
Consumer Discretionary	10.55%
Real Estate Investment Trusts	8.43%
Basic Industry	7.30%
Technology	7.10%
Energy	6.87%
Utilities	4.03%
Healthcare	3.79%
Consumer Staples	2.73%
Transportation	2.10%

Top 10 equity holdings
Webster Financial	1.90%
Hancock Whitney	1.89%
Axis Capital Holdings	1.84%
Synovus Financial	1.72%
ITT	1.68%
FNB	1.67%
Columbia Banking System	1.65%
East West Bancorp	1.65%
MasTec	1.61%
Stifel Financial	1.60%
Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance purposes.
Material Series changes
Effective May 1, 2024, the Series changed its name from Delaware VIP Small Cap Value Series to Macquarie VIP Small Cap Value Series.
Effective May 1, 2024, the Series introduced a revised fee waiver for Standard Class shares of 0.78% (excluding certain items, such as distribution and service (12b-1) fees).
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2025, at macquarie.com/mam/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at macquarie.com/mam/vip-literature.
(4215549)

Macquarie VIP Small Cap Value Series
(formerly, Delaware VIP Small Cap Value Series)
Service Class
Annual shareholder report | December 31, 2024
This annual shareholder report contains important information about Macquarie VIP Small Cap Value Series (Series) for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Series at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$110	1.04%
Management's discussion of Series performance
Performance highlights
Macquarie VIP Small Cap Value Series (Service Class) returned 11.02% for the 12 months ended December 31, 2024. During the same period, the Russell 3000® Index, the Series' broad-based securities market index, returned 23.81%, while the Russell 2000® Value Index, the Series' narrowly based securities market index, returned 8.05%.
Top contributors to performance:
Stock selection was the most significant contributor to the Series’ outperformance relative to the narrowly based index (benchmark) over the 12-month reporting period.
Holdings in the financial services sector outperformed relative to the benchmark. Within the sector, stocks owned in the capital markets, banks, and insurance industries were the largest contributors.
Strong stock selection and a relative underweight allocation in the healthcare sector contributed.
Holdings in the consumer discretionary sector outperformed relative to the benchmark over the period. The Series’ positions in the hotels, restaurants, and leisure industry contributed.
Top detractors from performance:
Stock selection in the industrials sector detracted from relative performance as holdings in the electrical equipment and machinery industries underperformed.
Holdings in the basic industry sector lagged the stronger performance of the sector in the benchmark.
Stock selection in the consumer staples sector detracted for the period as companies in the food products industry underperformed relative to the benchmark.
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2014, through December 31, 2024
Average annual total returns (as of December 31, 2024)	1 year	5 year	10 year
Macquarie VIP Small Cap Value Series (Service Class)	11.02%	6.83%	7.30%
Russell 3000 Index	23.81%	13.86%	12.55%
Russell 2000 Value Index	8.05%	7.29%	7.14%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit macquarie.com/mam/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charges imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Series changed its broad-based securities market benchmark index to the Russell 3000 Index. Although the Russell 3000 Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the Russell 2000 Value Index for comparative purposes because Delaware Management Company, the Series' manager, believes it is more representative of the Series' investment universe.
Series statistics (as of December 31, 2024)
Series net assets	$1,720,471,710
Total number of portfolio holdings	109
Total advisory fees paid	$11,877,816
Portfolio turnover rate	20%

Series holdings (as of December 31, 2024)
The tables below show the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Sector allocation
Financial Services	28.58%
Industrials	15.61%
Consumer Discretionary	10.55%
Real Estate Investment Trusts	8.43%
Basic Industry	7.30%
Technology	7.10%
Energy	6.87%
Utilities	4.03%
Healthcare	3.79%
Consumer Staples	2.73%
Transportation	2.10%

Top 10 equity holdings
Webster Financial	1.90%
Hancock Whitney	1.89%
Axis Capital Holdings	1.84%
Synovus Financial	1.72%
ITT	1.68%
FNB	1.67%
Columbia Banking System	1.65%
East West Bancorp	1.65%
MasTec	1.61%
Stifel Financial	1.60%
Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance purposes.
Material Series changes
Effective May 1, 2024, the Series changed its name from Delaware VIP Small Cap Value Series to Macquarie VIP Small Cap Value Series.
Effective May 1, 2024, the Series introduced a revised fee waiver for Service Class shares of 0.78% (excluding certain items, such as distribution and service (12b-1) fees).
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2025, at macquarie.com/mam/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at macquarie.com/mam/vip-literature.
(4215549)

Macquarie VIP Total Return Series
(formerly, Delaware VIP Total Return Series)
Standard Class
Annual shareholder report | December 31, 2024
This annual shareholder report contains important information about Macquarie VIP Total Return Series (Series) for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Series at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Standard Class	$87	0.83%
Management's discussion of Series performance
Performance highlights
Macquarie VIP Total Return Series (Standard Class) returned 10.81% for the 12 months ended December 31, 2024. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 25.02% and 1.25%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 15.04%.
Top contributors to performance:
Equities and credit-sensitive fixed income generally rallied over the fiscal year against a backdrop of slowing inflation and the start of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
US quality and income equities generally drove outperformance relative to fixed income as the momentum behind artificial intelligence (AI) and US technology stocks helped propel risk assets forward.
Relative to the Series' narrowly based index (benchmark):
Exposure to US quality and income equities
Allocation effects from large-cap value equities
Exposure to high yield and convertible fixed income bonds
Top detractors from performance:
The Series' allocation to international equities underperformed the benchmark.
Security selection within large-cap value equities underperformed the benchmark.
*The blended benchmark is computed using a combination of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period December 31, 2014, through December 31, 2024
Average annual total returns (as of December 31, 2024)	1 year	5 year	10 year
Macquarie VIP Total Return Series (Standard Class)	10.81%	5.56%	5.37%
S&P 500 Index	25.02%	14.53%	13.10%
Bloomberg US Aggregate Index	1.25%	-0.33%	1.35%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	15.04%	8.67%	8.52%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit macquarie.com/mam/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charges imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Series changed its broad-based securities market benchmark indices to the S&P 500 Index and Bloomberg US Aggregate Index. Although the S&P 500 Index and Bloomberg US Aggregate Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the blended benchmark for comparative purposes because Delaware Management Company, the Series' manager, believes it is more representative of the Series' investment universe.
Series statistics (as of December 31, 2024)
Series net assets	$37,701,706
Total number of portfolio holdings	305
Total advisory fees paid	$191,293
Portfolio turnover rate	51%

Series holdings (as of December 31, 2024)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	55.51%
US Treasury Obligations	28.68%
Exchange-Traded Funds	8.92%
Corporate Bonds	5.21%
Short-Term Investments	1.46%
Preferred Stock	0.09%

Material Series changes
Effective May 1, 2024, the Series changed its name from Delaware VIP Total Return Series to Macquarie VIP Total Return Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2025, at macquarie.com/mam/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at macquarie.com/mam/vip-literature.
(4215549)

Macquarie VIP Total Return Series
(formerly, Delaware VIP Total Return Series)
Service Class
Annual shareholder report | December 31, 2024
This annual shareholder report contains important information about Macquarie VIP Total Return Series (Series) for the period of January 1, 2024, to December 31, 2024. You can find additional information about the Series at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Series that occurred during the reporting period.
What were the Series' costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Service Class	$119	1.13%
Management's discussion of Series performance
Performance highlights
Macquarie VIP Total Return Series (Service Class) returned 10.44% for the 12 months ended December 31, 2024. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Series' broad-based securities market indices, returned 25.02% and 1.25%, respectively, while the current blended benchmark*, the Series' narrowly based securities market index, returned 15.04%.
Top contributors to performance:
Equities and credit-sensitive fixed income generally rallied over the fiscal year against a backdrop of slowing inflation and the start of rate cuts by the US Federal Reserve (Fed) and other central banks globally.
US quality and income equities generally drove outperformance relative to fixed income as the momentum behind artificial intelligence (AI) and US technology stocks helped propel risk assets forward.
Relative to the Series' narrowly based index (benchmark):
Exposure to US quality and income equities
Allocation effects from large-cap value equities
Exposure to high yield and convertible fixed income bonds
Top detractors from performance:
The Series' allocation to international equities underperformed the benchmark.
Security selection within large-cap value equities underperformed the benchmark.
*The blended benchmark is computed using a combination of 60% S&P 500 Index / 40% Bloomberg US Aggregate Index.

Series performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed fiscal years (or period) of the Class for the life of the Class. It also assumes a $10,000 initial investment at the Class's inception date in multiple broad-based securities market indices and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period October 31, 2019 (Service Class's inception), through December 31, 2024
Average annual total returns (as of December 31, 2024)	1 year	5 year	Since inception (10/31/19)
Macquarie VIP Total Return Series (Service Class)	10.44%	5.22%	5.78%
S&P 500 Index	25.02%	14.53%	15.46%
Bloomberg US Aggregate Index	1.25%	-0.33%	-0.34%
60% S&P 500 Index / 40% Bloomberg US Aggregate Index	15.04%	8.67%	9.19%
Keep in mind that the Series' past performance is not a good predictor of how the Series will perform in the future.
Visit macquarie.com/mam/vip-performance for the most recent performance information. The graph and table do not reflect any fees or sales charges imposed by variable insurance contracts. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
In connection with new regulatory requirements, effective the date of this report, the Series changed its broad-based securities market benchmark indices to the S&P 500 Index and Bloomberg US Aggregate Index. Although the S&P 500 Index and Bloomberg US Aggregate Index can be considered broadly representative of the overall securities market applicable to the Series, the Series will continue to show the performance of the blended benchmark for comparative purposes because Delaware Management Company, the Series' manager, believes it is more representative of the Series' investment universe.
Series statistics (as of December 31, 2024)
Series net assets	$37,701,706
Total number of portfolio holdings	305
Total advisory fees paid	$191,293
Portfolio turnover rate	51%

Series holdings (as of December 31, 2024)
The table below shows the investment makeup of the Series, with each category representing a percentage of the total net assets of the Series.
Portfolio composition
Common Stocks	55.51%
US Treasury Obligations	28.68%
Exchange-Traded Funds	8.92%
Corporate Bonds	5.21%
Short-Term Investments	1.46%
Preferred Stock	0.09%

Material Series changes
Effective May 1, 2024, the Series changed its name from Delaware VIP Total Return Series to Macquarie VIP Total Return Series.
This is a summary of certain changes to the Series that occurred during the reporting period. For more complete information, you may review the Series' next prospectus, which we expect to be available by May 1, 2025, at macquarie.com/mam/vip-literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Availability of additional information
You can access additional information about the Series, such as the prospectus, financial information, holdings, and proxy voting information, at macquarie.com/mam/vip-literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Series. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at macquarie.com/mam/vip-literature.
(4215549)

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Macquarie Funds Internet Web site at www.macquarie.com/USfunds. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann Borowiec

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $324,400 for 2024 and $350,766 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,374,878 for 2024 and $1,362,878 for 2023. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $47,375 for 2024 and $ 57,321 for 2023. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Macquarie Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,688,403 for 2024 and $ 24,428,000 for 2023.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are attached herewith.

Delaware VIP® Trust
Macquarie VIP Total Return Series
(formerly, Delaware VIP Total Return Series)
Financial statements and other information
For the year ended December 31, 2024

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at macquarie.com/mam/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at macquarie.com/mam/proxy; and (ii) on the SEC’s website at sec.gov.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Total Return Series
December 31, 2024
	Principal amount°	Value (US $)
Corporate Bonds — 5.21%
Automotive — 0.22%
Allison Transmission 144A 5.875% 6/1/29 #	15,000	$ 14,921
Clarios Global 144A 8.50% 5/15/27 #	8,000	8,027
Dana 4.50% 2/15/32	10,000	9,183
Garrett Motion Holdings 144A 7.75% 5/31/32 #	15,000	15,236
Goodyear Tire & Rubber 5.25% 7/15/31	20,000	17,934
Phinia 144A 6.625% 10/15/32 #	8,000	7,966
Wand NewCo 3 144A 7.625% 1/30/32 #	10,000	10,281
		83,548
Basic Industry — 0.31%
Cleveland-Cliffs 144A 7.00% 3/15/32 #	20,000	19,667
CP Atlas Buyer 144A 7.00% 12/1/28 #	15,000	13,209
FMG Resources August 2006 144A 5.875% 4/15/30 #	20,000	19,673
NOVA Chemicals
144A 7.00% 12/1/31 #	2,000	1,993
144A 8.50% 11/15/28 #	5,000	5,303

Novelis 144A 4.75% 1/30/30 #	20,000	18,483
Olin 5.00% 2/1/30	15,000	14,093
Standard Building Solutions 144A 6.50% 8/15/32 #	10,000	10,025
Standard Industries 144A 3.375% 1/15/31 #	15,000	12,873
		115,319
Capital Goods — 0.43%
Amentum Holdings 144A 7.25% 8/1/32 #	15,000	15,131
Arcosa 144A 6.875% 8/15/32 #	5,000	5,086
Bombardier
144A 7.25% 7/1/31 #	5,000	5,163
144A 8.75% 11/15/30 #	5,000	5,381

Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	10,000	10,155
Esab 144A 6.25% 4/15/29 #	15,000	15,205
Goat Holdco 144A 6.75% 2/1/32 #	5,000	4,957
Manitowoc 144A 9.25% 10/1/31 #	5,000	5,131
Mauser Packaging Solutions Holding
144A 7.875% 4/15/27 #	5,000	5,107
144A 9.25% 4/15/27 #	10,000	10,162
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Sealed Air
144A 5.00% 4/15/29 #	30,000	$ 29,015
144A 6.50% 7/15/32 #	5,000	5,014

Terex 144A 6.25% 10/15/32 #	10,000	9,814
TransDigm 144A 6.625% 3/1/32 #	35,000	35,360
		160,681
Consumer Goods — 0.05%
Fiesta Purchaser
144A 7.875% 3/1/31 #	7,000	7,316
144A 9.625% 9/15/32 #	10,000	10,501
		17,817
Electric — 0.20%
Calpine
144A 4.625% 2/1/29 #	5,000	4,724
144A 5.125% 3/15/28 #	5,000	4,853

Lightning Power 144A 7.25% 8/15/32 #	15,000	15,467
NRG Energy 144A 6.25% 11/1/34 #	10,000	9,816
Vistra
144A 7.00% 12/15/26 #, μ, ψ	30,000	30,205
144A 8.00% 10/15/26 #, μ, ψ	10,000	10,239
		75,304
Energy — 0.95%
Archrock Partners 144A 6.625% 9/1/32 #	10,000	9,997
Civitas Resources 144A 8.625% 11/1/30 #	15,000	15,722
EQM Midstream Partners 144A 4.75% 1/15/31 #	33,000	31,057
Expand Energy 5.375% 3/15/30	30,000	29,356
Genesis Energy
7.75% 2/1/28	5,000	5,011
7.875% 5/15/32	5,000	4,901

Gulfport Energy Operating 144A 6.75% 9/1/29 #	10,000	10,082
Hilcorp Energy I
144A 6.00% 4/15/30 #	20,000	18,896
144A 6.25% 4/15/32 #	10,000	9,247

Matador Resources 144A 6.25% 4/15/33 #	10,000	9,716
Murphy Oil 6.00% 10/1/32	4,000	3,847
Nabors Industries
144A 8.875% 8/15/31 #	5,000	4,648
144A 9.125% 1/31/30 #	10,000	10,179

NGL Energy Operating 144A 8.375% 2/15/32 #	15,000	15,131
Noble Finance II 144A 8.00% 4/15/30 #	10,000	10,110

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Total Return Series
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
NuStar Logistics
5.625% 4/28/27	25,000	$ 24,836
6.00% 6/1/26	10,000	10,021
SM Energy
144A 6.75% 8/1/29 #	5,000	4,954
144A 7.00% 8/1/32 #	7,000	6,908

Sunoco 144A 7.25% 5/1/32 #	5,000	5,169
Transocean
144A 8.00% 2/1/27 #	16,000	16,047
144A 8.50% 5/15/31 #	10,000	9,814
USA Compression Partners
6.875% 9/1/27	17,000	17,068
144A 7.125% 3/15/29 #	3,000	3,056
Venture Global LNG
144A 7.00% 1/15/30 #	10,000	10,160
144A 8.375% 6/1/31 #	15,000	15,660

Vital Energy 144A 7.875% 4/15/32 #	15,000	14,447
Weatherford International 144A 8.625% 4/30/30 #	30,000	31,000
		357,040
Financial Services — 0.14%
Azorra Finance 144A 7.75% 4/15/30 #	10,000	9,952
Block 144A 6.50% 5/15/32 #	10,000	10,109
Focus Financial Partners 144A 6.75% 9/15/31 #	10,000	9,971
Fortress Transportation and Infrastructure Investors 144A 7.00% 6/15/32 #	10,000	10,209
OneMain Finance 6.625% 5/15/29	8,000	8,110
UWM Holdings 144A 6.625% 2/1/30 #	6,000	5,969
		54,320
Healthcare — 0.37%
Avantor Funding 144A 3.875% 11/1/29 #	15,000	13,727
CHS 144A 4.75% 2/15/31 #	25,000	19,424
DaVita
144A 3.75% 2/15/31 #	10,000	8,662
144A 4.625% 6/1/30 #	10,000	9,202

LifePoint Health 144A 4.375% 2/15/27 #	10,000	9,592
Medline Borrower
144A 3.875% 4/1/29 #	15,000	13,904
144A 5.25% 10/1/29 #	7,000	6,762

Raven Acquisition Holdings 144A 6.875% 11/15/31 #	5,000	4,962
Surgery Center Holdings 144A 7.25% 4/15/32 #	15,000	15,320
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Tenet Healthcare
4.375% 1/15/30	10,000	$ 9,295
6.125% 10/1/28	30,000	29,971
		140,821
Insurance — 0.20%
HUB International
144A 5.625% 12/1/29 #	15,000	14,562
144A 7.375% 1/31/32 #	15,000	15,244

Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #	20,000	21,136
Panther Escrow Issuer 144A 7.125% 6/1/31 #	15,000	15,166
USI 144A 7.50% 1/15/32 #	10,000	10,355
		76,463
Leisure — 0.47%
Boyd Gaming 144A 4.75% 6/15/31 #	20,000	18,517
Caesars Entertainment
144A 6.00% 10/15/32 #	10,000	9,651
144A 6.50% 2/15/32 #	10,000	10,053
144A 7.00% 2/15/30 #	18,000	18,347
Carnival
144A 5.75% 3/1/27 #	15,000	14,978
144A 6.00% 5/1/29 #	5,000	4,992

Life Time 144A 6.00% 11/15/31 #	10,000	9,907
Light & Wonder International 144A 7.25% 11/15/29 #	10,000	10,217
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	40,000	39,729
Scientific Games Holdings 144A 6.625% 3/1/30 #	25,000	23,945
Six Flags Entertainment 144A 6.625% 5/1/32 #	15,000	15,215
		175,551
Media — 0.52%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	5,000	4,752
AMC Networks 4.25% 2/15/29	20,000	15,722
CCO Holdings
4.50% 5/1/32	55,000	47,372
144A 5.375% 6/1/29 #	25,000	23,932

CMG Media 144A 8.875% 6/18/29 #	10,000	7,527
Cumulus Media New Holdings 144A 8.00% 7/1/29 #	14,000	5,255
Directv Financing 144A 5.875% 8/15/27 #	5,000	4,877
Gray Television 144A 5.375% 11/15/31 #	35,000	18,705

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)

McGraw-Hill Education 144A 7.375% 9/1/31 #	12,000	$ 12,296
Midcontinent Communications 144A 8.00% 8/15/32 #	10,000	10,284
Sirius XM Radio 144A 4.00% 7/15/28 #	30,000	27,674
Stagwell Global 144A 5.625% 8/15/29 #	10,000	9,533
Univision Communications 144A 7.375% 6/30/30 #	10,000	9,579
		197,508
Real Estate — 0.12%
Iron Mountain 144A 5.25% 3/15/28 #	45,000	44,051
Starwood Property Trust 144A 6.50% 7/1/30 #	3,000	3,006
		47,057
Retail — 0.35%
Asbury Automotive Group
144A 4.625% 11/15/29 #	5,000	4,660
4.75% 3/1/30	10,000	9,362
Bath & Body Works
6.875% 11/1/35	30,000	30,738
6.95% 3/1/33	9,000	9,153
Carvana
PIK 144A 13.00% 6/1/30 #, >>	5,325	5,852
PIK 144A 14.00% 6/1/31 #, >>	5,350	6,420

Magnera 144A 7.25% 11/15/31 #	10,000	9,775
Murphy Oil USA 144A 3.75% 2/15/31 #	50,000	44,117
Victra Holdings 144A 8.75% 9/15/29 #	10,000	10,504
		130,581
Services — 0.37%
Avis Budget Car Rental 144A 5.75% 7/15/27 #	2,000	1,956
GFL Environmental 144A 6.75% 1/15/31 #	10,000	10,281
Prime Security Services Borrower 144A 5.75% 4/15/26 #	50,000	50,017
Resideo Funding 144A 6.50% 7/15/32 #	8,000	8,020
S&S Holdings 144A 8.375% 10/1/31 #	8,000	8,096
Staples 144A 10.75% 9/1/29 #	10,000	9,850
United Rentals North America 3.875% 2/15/31	26,000	23,248
White Cap Buyer 144A 6.875% 10/15/28 #	27,000	26,839
		138,307
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics — 0.29%
Cloud Software Group 144A 6.50% 3/31/29 #	25,000	$ 24,570
Entegris 144A 5.95% 6/15/30 #	25,000	24,819
Seagate HDD Cayman 5.75% 12/1/34	8,000	7,684
Sensata Technologies 144A 4.00% 4/15/29 #	10,000	9,185
UKG 144A 6.875% 2/1/31 #	40,000	40,624
Zebra Technologies 144A 6.50% 6/1/32 #	3,000	3,046
		109,928
Telecommunications — 0.18%
Consolidated Communications
144A 5.00% 10/1/28 #	10,000	9,317
144A 6.50% 10/1/28 #	20,000	19,292
Frontier Communications Holdings
144A 6.00% 1/15/30 #	25,000	24,971
144A 6.75% 5/1/29 #	15,000	15,088
		68,668
Transportation — 0.04%
Genesee & Wyoming 144A 6.25% 4/15/32 #	15,000	15,109
		15,109
Total Corporate Bonds (cost $2,011,321)		1,964,022

US Treasury Obligations — 28.68%
US Treasury Bonds
1.125% 5/15/40	285,000	171,591
1.375% 8/15/50	285,000	139,072
1.875% 2/15/51	155,000	86,230
2.25% 8/15/49	210,000	130,080
2.375% 2/15/42	680,000	484,343
2.50% 5/15/46	310,000	211,188
2.875% 5/15/49	450,000	319,115
3.00% 11/15/45	210,000	157,978
3.00% 8/15/52	5,000	3,589
3.375% 11/15/48	265,000	207,065
3.875% 2/15/43	260,000	229,507
4.375% 5/15/41	145,000	138,140
4.50% 5/15/38	30,000	29,536

US Treasury Floating Rate Notes 4.481% (USBMMY3M + 0.21%) 10/31/26 •	485,000	485,558
US Treasury Notes
0.625% 5/15/30	140,000	114,908
1.125% 2/15/31	175,000	144,459
1.875% 2/15/32	1,140,000	959,200

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Total Return Series
	Principal amount°	Value (US $)

US Treasury Obligations (continued)
US Treasury Notes
2.75% 2/15/28	300,000	$ 286,513
2.875% 8/15/28	135,000	128,446
3.25% 6/30/29	1,775,000	1,694,065
3.875% 1/15/26	2,350,000	2,342,400
3.875% 11/30/29	800,000	782,192
3.875% 8/15/34	230,000	217,546
4.125% 10/31/29	240,000	237,292
4.125% 3/31/31	275,000	270,009
4.25% 11/15/34	200,000	194,803
5.00% 9/30/25	645,000	648,414
Total US Treasury Obligations (cost $11,291,361)		10,813,239
	Number of shares
Common Stocks — 55.51%
Communication Services — 3.82%
Alphabet Class A	740	140,082
Alphabet Class C	761	144,925
AT&T	9,524	216,862
Electronic Arts	1,058	154,785
Interpublic Group	1,467	41,105
KDDI	400	12,740
Meta Platforms Class A	571	334,326
Publicis Groupe	187	19,952
Verizon Communications	5,394	215,706
Walt Disney	1,442	160,567
		1,441,050
Consumer Discretionary — 6.21%
adidas	101	24,842
Amadeus IT Group	609	43,023
Bath & Body Works	3,629	140,696
Best Buy	1,990	170,742
Booking Holdings	24	119,242
Buckle	2,359	119,861
eBay	1,482	91,810
Genuine Parts	1,042	121,664
H & M Hennes & Mauritz Class B	1,001	13,492
Home Depot	834	324,418
Kering	63	15,548
Lowe's	620	153,016
LVMH Moet Hennessy Louis Vuitton	60	39,497
NIKE Class B	3,179	240,555
PulteGroup	1,679	182,843
Ross Stores	1,152	174,263
Sodexo	363	29,912
Starbucks	969	88,421
TJX	2,033	245,607
		2,339,452
	Number of shares	Value (US $)
Common Stocks (continued)
Consumer Staples — 2.96%
Altria Group	4,508	$ 235,723
Anheuser-Busch InBev	693	34,636
Asahi Group Holdings	700	7,344
Conagra Brands	5,600	155,400
Danone	471	31,771
Diageo	1,461	46,412
Hershey	823	139,375
Kao	700	28,323
Kimberly-Clark	242	31,712
Koninklijke Ahold Delhaize	1,471	47,982
Nestle	391	32,079
Philip Morris International	2,263	272,352
Seven & i Holdings	800	12,542
Unilever	734	41,791
		1,117,442
Energy — 2.17%
Chevron	1,830	265,057
Chord Energy	769	89,912
EOG Resources	76	9,316
Exxon Mobil	4,218	453,730
		818,015
Financials — 11.60%
Allstate	900	173,511
Ally Financial	2,304	82,967
American Financial Group	1,403	192,113
Ameriprise Financial	437	232,672
Artisan Partners Asset Management Class A	1,793	77,189
Bank of America	3,600	158,220
Bank of New York Mellon	2,896	222,500
Blackrock	231	236,800
Blackstone	1,117	192,593
Citizens Financial Group	5,303	232,059
Corebridge Financial	6,414	191,971
Fidelity National Financial	2,364	132,715
Fidelity National Information Services	2,064	166,709
Fifth Third Bancorp	2,023	85,532
KeyCorp	12,263	210,188
MetLife	2,727	223,287
Pluxee	679	13,164
PNC Financial Services Group	586	113,010
Principal Financial Group	2,336	180,830
Prudential Financial	1,697	201,145
Regions Financial	2,570	60,446
State Street	1,369	134,367
Synchrony Financial	3,883	252,395
Travelers	640	154,170
Truist Financial	3,804	165,018

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
US Bancorp	3,270	$ 156,404
Western Union	12,315	130,539
		4,372,514
Healthcare — 6.75%
AbbVie	1,640	291,428
Baxter International	4,700	137,052
Bristol-Myers Squibb	2,797	158,198
Cardinal Health	1,530	180,953
Cencora	787	176,823
Cigna Group	475	131,166
Coloplast Class B	85	9,313
CVS Health	2,300	103,247
Gilead Sciences	2,188	202,106
Hologic †	2,242	161,626
Johnson & Johnson	1,100	159,082
McKesson	244	139,058
Merck & Co.	3,618	359,919
Novo Nordisk Class B	406	35,030
Pfizer	3,916	103,891
Roche Holding	141	39,425
SIGA Technologies	20,969	126,024
Smith & Nephew	2,451	30,420
		2,544,761
Industrials — 4.17%
Dover	821	154,019
DSV	113	24,065
Expeditors International of Washington	1,227	135,915
Honeywell International	756	170,773
Intertek Group	479	28,352
Jacobs Solutions	1,192	159,275
Knorr-Bremse	288	20,903
Kone Class B	447	21,791
Lockheed Martin	152	73,863
Makita	1,000	30,409
Masco	2,514	182,441
Northrop Grumman	355	166,598
Otis Worldwide	1,651	152,899
Paychex	1,486	208,367
Securitas Class B	3,409	42,149
		1,571,819
Information Technology — 16.10%
Accenture Class A	474	166,748
Analog Devices	759	161,257
Apple	5,039	1,261,866
Applied Materials	817	132,869
ASML Holding	14	9,842
Broadcom	1,481	343,355
	Number of shares	Value (US $)
Common Stocks (continued)
Information Technology (continued)
Cisco Systems	6,863	$ 406,290
Cognizant Technology Solutions Class A	2,108	162,105
Dell Technologies Class C	1,379	158,916
HP	5,443	177,605
Lam Research	2,140	154,572
Microsoft	2,026	853,959
Monolithic Power Systems	220	130,174
NetApp	1,482	172,031
NVIDIA	9,071	1,218,145
Oracle	917	152,809
QUALCOMM	1,274	195,712
SAP	202	49,687
Teledyne Technologies †	352	163,374
		6,071,316
Materials — 0.83%
Air Liquide	219	35,597
Dow	2,705	108,552
DuPont de Nemours	2,200	167,750
		311,899
Real Estate — 0.44%
Equity Residential	2,300	165,048
		165,048
REIT Specialty — 0.00%
Outfront Media	9	160
		160
Utilities — 0.46%
Duke Energy	1,600	172,384
		172,384
Total Common Stocks (cost $16,092,971)		20,925,860

Preferred Stock — 0.09%
Henkel AG & Co. 2.19% ω	402	35,270
Total Preferred Stock (cost $32,803)		35,270

Exchange-Traded Funds — 8.92%
iShares Core US Aggregate Bond ETF	13,147	1,273,944
iShares iBoxx High Yield Corporate Bond ETF	4,283	336,858
Vanguard S&P 500 ETF	3,251	1,751,672
Total Exchange-Traded Funds (cost $3,334,989)		3,362,474

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Total Return Series
	Number of shares	Value (US $)

Short-Term Investments — 1.46%
Money Market Mutual Funds — 1.46%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.37%)	137,730	$ 137,730
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.38%)	137,730	137,730
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.46%)	137,730	137,730
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.43%)	137,730	137,730
Total Short-Term Investments (cost $550,920)		550,920
Total Value of Securities—99.87% (cost $33,314,365)		$37,651,785
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At December 31, 2024, the aggregate value of Rule 144A securities was $1,637,117, which represents 4.34% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2024. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
>>	PIK. 100% of the income received was in the form of principal.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

The following futures contracts were outstanding at December 31, 2024:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
8	US Treasury 5 yr Notes	$850,438	$854,081	3/31/25	$(3,643)	$(750)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Series’ total exposure in such contracts, whereas only the variation margin is reflected in the Series’ net assets.
[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
AG – Aktiengesellschaft
ETF – Exchange-Traded Fund
LNG – Liquefied Natural Gas
PIK – Payment-in-kind
REIT – Real Estate Investment Trust
S&P – Standard & Poor’s Financial Services LLC
SOFR01M – Secured Overnight Financing Rate 1 Month
Summary of abbreviations: (continued)
SOFR03M – Secured Overnight Financing Rate 3 Month
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware VIP® Trust — Macquarie VIP Total Return Series
December 31, 2024
Assets:
Investments, at value*	$37,651,785
Foreign currencies, at valueΔ	3
Cash	6,591
Cash collateral due from brokers	11,440
Dividends and interest receivable	162,843
Receivable for securities sold	142,562
Foreign tax reclaims receivable	11,163
Receivable for series shares sold	3,118
Other assets	382
Total Assets	37,989,887
Liabilities:
Payable for securities purchased	196,596
Other accrued expenses	34,666
Payable for series shares redeemed	32,285
Investment management fees payable to affiliates	23,881
Variation margin due to broker on futures contracts	750
Distribution fees payable to affiliates	3
Total Liabilities	288,181
Total Net Assets	$37,701,706

Net Assets Consist of:
Paid-in capital	$30,537,850
Total distributable earnings (loss)	7,163,856
Total Net Assets	$37,701,706

Net Asset Value

Standard Class:
Net assets	$37,688,336
Shares of beneficial interest outstanding, unlimited authorization, no par	2,807,733
Net asset value per share	$13.42

Service Class:
Net assets	$13,370
Shares of beneficial interest outstanding, unlimited authorization, no par	1,002
Net asset value per share	$13.34
*Investments, at cost	$33,314,365
ΔForeign currencies, at cost	3
See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware VIP® Trust  —  Macquarie VIP Total Return Series
Year ended December 31, 2024
Investment Income:
Dividends	$700,866
Interest	583,402
Foreign tax withheld	(6,551)
1,277,717

Expenses:
Management fees	260,102
Distribution expenses — Service Class	39
Audit and tax fees	54,000
Accounting and administration expenses	45,030
Custodian fees	16,778
Legal fees	2,719
Reports and statements to shareholders expenses	2,523
Dividend disbursing and transfer agent fees and expenses	2,117
Trustees’ fees	1,804
Registration fees	355
Other	18,025
403,492
Less expenses waived	(68,809)
Less expenses paid indirectly	(2,514)
Total operating expenses	332,169
Net Investment Income (Loss)	945,548

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,190,687
Foreign currencies	(1,458)
Futures contracts	1,100
Options written	248
Net realized gain (loss)	2,190,577
Net change in unrealized appreciation (depreciation) on:
Investments	1,076,965
Foreign currencies	(962)
Futures contracts	(34,876)
Net change in unrealized appreciation (depreciation)	1,041,127
Net Realized and Unrealized Gain (Loss)	3,231,704
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,177,252
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware VIP® Trust —  Macquarie VIP Total Return Series
	Year ended
	12/31/24	12/31/23
Increase in Net Assets from Operations:
Net investment income (loss)	$945,548	$1,015,779
Net realized gain (loss)	2,190,577	223,139
Net change in unrealized appreciation (depreciation)	1,041,127	3,702,832
Net increase (decrease) in net assets resulting from operations	4,177,252	4,941,750

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(1,192,455)	(1,102,661)
Service Class	(357)	(252)
	(1,192,812)	(1,102,913)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	701,644	4,495,391

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	1,192,455	1,102,661
Service Class	357	252
	1,894,456	5,598,304
Cost of shares redeemed:
Standard Class	(8,570,047)	(9,583,016)
Decrease in net assets derived from capital share transactions	(6,675,591)	(3,984,712)
Net Decrease in Net Assets	(3,691,151)	(145,875)

Net Assets:
Beginning of year	41,392,857	41,538,732
End of year	$37,701,706	$41,392,857
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie VIP Total Return Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$12.49	$11.38	$14.29	$12.56	$14.29

Income (loss) from investment operations:
Net investment income[1]	0.31	0.29	0.12	0.21	0.24
Net realized and unrealized gain (loss)	1.01	1.12	(1.55)	1.82	(0.44)
Total from investment operations	1.32	1.41	(1.43)	2.03	(0.20)

Less dividends and distributions from:
Net investment income	(0.35)	(0.25)	(0.28)	(0.30)	(0.27)
Net realized gain	(0.04)	(0.05)	(1.20)	—	(1.26)
Total dividends and distributions	(0.39)	(0.30)	(1.48)	(0.30)	(1.53)

Net asset value, end of period	$13.42	$12.49	$11.38	$14.29	$12.56

Total return[2]	10.81%	12.63%	(10.56%)	16.37%	0.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,688	$41,381	$41,528	$56,077	$54,281
Ratio of expenses to average net assets[3]	0.83%	0.83%	0.84%	0.86%	0.86%
Ratio of expenses to average net assets prior to fees waived[3]	1.00%	0.97%	1.03%	0.96%	1.06%
Ratio of net investment income to average net assets	2.36%	2.44%	0.96%	1.56%	2.01%
Ratio of net investment income to average net assets prior to fees waived	2.19%	2.30%	0.77%	1.46%	1.81%
Portfolio turnover	51%	56%	55%	95%	87%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Macquarie VIP Total Return Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$12.44	$11.33	$14.23	$12.52	$14.29

Income (loss) from investment operations:
Net investment income[1]	0.27	0.25	0.08	0.17	0.20
Net realized and unrealized gain (loss)	1.00	1.13	(1.54)	1.81	(0.44)
Total from investment operations	1.27	1.38	(1.46)	1.98	(0.24)

Less dividends and distributions from:
Net investment income	(0.33)	(0.22)	(0.24)	(0.27)	(0.27)
Net realized gain	(0.04)	(0.05)	(1.20)	—	(1.26)
Total dividends and distributions	(0.37)	(0.27)	(1.44)	(0.27)	(1.53)

Net asset value, end of period	$13.34	$12.44	$11.33	$14.23	$12.52

Total return[2]	10.44%	12.35%	(10.82%)	15.96%	0.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$12	$11	$12	$10
Ratio of expenses to average net assets[3]	1.13%	1.13%	1.14%	1.16%	1.16%
Ratio of expenses to average net assets prior to fees waived[3]	1.30%	1.27%	1.33%	1.25%	1.36%
Ratio of net investment income to average net assets	2.06%	2.16%	0.70%	1.26%	1.71%
Ratio of net investment income to average net assets prior to fees waived	1.89%	2.02%	0.51%	1.17%	1.51%
Portfolio turnover	51%	56%	55%	95%	87%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
December 31, 2024
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Macquarie VIP Total Return Series (formerly, Delaware VIP Total Return Series through April 30, 2024) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Series’ valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. The Series may use fair value pricing relatively frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Series may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2024, and for all open tax years (years ended December 31, 2021–December 31, 2023), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
1. Significant Accounting Policies (continued)
countries in which it invests that may date back to the inception of the Series. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in "Interest and tax penalties" on the “Statement of operations.” During the year ended December 31, 2024, the Series did not incur any interest or tax penalties.
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Underlying Funds — The Series may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Series may invest include ETFs. The Series will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Derivative Financial Instruments —  The Series may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Series intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization —  In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Series may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Series under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Macquarie Funds (formerly, Delaware Funds by Macquarie®) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Series invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The "Statement of operations" includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. DMC, the Series’ investment adviser, acts as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $2,512 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $2 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust (MIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any
12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.83% of the Series’ average daily net assets from January 1, 2024 through April 30, 2025. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from January 1, 2024 through April 30, 2025, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.83%	1.13%
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) is primarily responsible for the day-to-day management of the Series’ portfolio and determines its asset allocation.
DMC may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). DMC may also permit MIMGL to execute Series equity security trades on behalf of DMC. DMC may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and DMC may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time. For these services, DMC, not the Series, pays MIMAK, MIMEL, and MIMGL a portion of its investment management fee.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Macquarie Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Macquarie Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2024, the Series paid $5,802 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2024, the Series paid $3,001 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2024, the Series paid $973 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

MIMBT, of which DMC is a series, entered into a settlement agreement on September 19, 2024 with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings. The Settlement Order does not impact MIMBT’s ability to continue to provide services to the Series.
3. Investments
For the year ended December 31, 2024, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$12,938,842
Purchases of US government securities	6,725,192
Sales other than US government securities	23,358,409
Sales of US government securities	4,274,861
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2024, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Series were as follows:

Cost of investments and derivatives	$33,421,082
Aggregate unrealized appreciation of investments and derivatives	$5,575,864
Aggregate unrealized depreciation of investments and derivatives	(1,348,804)
Net unrealized depreciation of investments and derivatives	$4,227,060
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series’ own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
3. Investments (continued)
comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2024:
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$1,428,310	$12,740	$1,441,050
Consumer Discretionary	2,301,118	38,334	2,339,452
Consumer Staples	1,037,154	80,288	1,117,442
Energy	818,015	—	818,015
Financials	4,372,514	—	4,372,514
Healthcare	2,460,993	83,768	2,544,761
Industrials	1,432,502	139,317	1,571,819
Information Technology	6,021,629	49,687	6,071,316
Materials	311,899	—	311,899
Real Estate	165,048	—	165,048
REIT Specialty	160	—	160
Utilities	172,384	—	172,384
Corporate Bonds	—	1,964,022	1,964,022
Exchange-Traded Funds	3,362,474	—	3,362,474
Preferred Stock	35,270	—	35,270
US Treasury Obligations	—	10,813,239	10,813,239
Short-Term Investments	550,920	—	550,920
Total Value of Securities	$24,470,390	$13,181,395	$37,651,785

Derivatives[1]
Liabilities:
Futures Contracts	$(3,643)	$—	$(3,643)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
During the year ended December 31, 2024, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2024, there were no Level 3 investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2024 and 2023 were as follows:
	Year ended
	12/31/24	12/31/23
Ordinary income	$1,083,964	$919,089
Long-term capital gains	108,848	183,824
Total	$1,192,812	$1,102,913
5. Components of Net Assets on a Tax Basis
As of December 31, 2024, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$30,537,850
Undistributed ordinary income	1,095,032
Undistributed long-term capital gains	1,841,957
Unrealized appreciation of investments, foreign currencies, and derivatives	4,226,867
Net assets	$37,701,706

Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currency.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and mark-to-market on futures contracts.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions, amortization on fixed income securities, trust preferred securities, and tax treatment of REITs. Results of operations and net assets were not affected by these reclassifications. For the year ended December 31, 2024, the adjustments were to increase total distributable earnings (loss) and decrease paid-in capital by $86.

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/24	12/31/23
Shares sold:
Standard Class	53,468	388,836

Shares issued upon reinvestment of dividends and distributions:
Standard Class	96,633	96,471
Service Class	29	22
	150,130	485,329
Shares redeemed:
Standard Class	(655,541)	(821,638)
Net decrease	(505,411)	(336,309)
7. Line of Credit
The Series, along with certain other funds in the Macquarie Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 28, 2024. This Agreement was extended to October 27, 2025.
The Series had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures contracts in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Series deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At December 31, 2024, the Series posted $11,440 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedule of investments.”

During the year ended December 31, 2024, the Series entered into futures contracts to hedge the Series’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts — The Series may enter into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were outstanding at December 31, 2024.
During the year ended December 31, 2024, the Series entered into option contracts to manage the Series’ exposure to changes in securities prices caused by interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2024 were as follows:
Liability Derivatives Fair Value
Statement of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$(3,643)
*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2024. Only current day variation margin is reported on the Series’ “Statement of assets and liabilities.”
The effect of derivative instruments on the “Statement of operations” for the year ended December 31, 2024 was as follows:
	Net Realized Gain (Loss) on:
	Futures Contracts	Options Written	Total
Interest rate contracts	$1,100	$248	$1,348
Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$(34,876)

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
8. Derivatives (continued)
The table below summarizes the average daily balance of derivative holdings by the Series during the year ended December 31, 2024:
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional amount)	$1,042,873	$—
Options contracts (average value)*	—	7
*Long represents purchased options and short represents written options.
9. Securities Lending
The Series, along with other funds in the Macquarie Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2024, the Series had no securities out on loan.

10. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A series may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2024. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
The Series invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the "Statement of assets and liabilities", if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a series may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Total Return Series
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2024, that would require recognition or disclosure in the Series’ financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Macquarie VIP Total Return Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie VIP Total Return Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 10, 2025
We have served as the auditor of one or more Macquarie investment companies since 2010.

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Total Return Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2024, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	90.87%
(B) Long-Term Capital Gains Distributions (Tax Basis)	9.13%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	45.96%

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series' ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2024, certain distributions paid by the Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2024, the Series has reported maximum Qualified Short-Term Capital Gains distributions of $113,896.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
At a meeting held on August 13-15, 2024 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Macquarie VIP Small Cap Value Series, Macquarie VIP Emerging Markets Series, Macquarie VIP Opportunity Series, Macquarie VIP Total Return Series, Macquarie VIP Fund for Income Series, Macquarie VIP Growth Equity Series, Macquarie VIP Growth and Income Series, Macquarie VIP Investment Grade Series and Macquarie VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (DMC) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (MIMGL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Macquarie Investment Management Europe Limited (MIMEL) (together, the “Affiliated Sub-Advisers”).
Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2024, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the

Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2024. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (JDL).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.  The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and enhancements to existing processes and testing). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. (Macquarie), the parent company of DMC, regarding Macquarie’s commitment to the US mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex.  Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, and shareholder reports; responsibility for other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie, and the resources available to DMC as part of Macquarie’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable.  The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (Broadridge), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2023.
Macquarie VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the fourth quartile of its Performance Universe and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 10-year period was above the median of its Performance Universe, for the 1-and 5-year periods was below the median of its Performance Universe and for the 3-year period was equal to the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-, 5-, and 10-year periods and underperformed its benchmark index for the 1-year period. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe and for the 3- and 5-year periods was in the third and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 1- and 5-year periods, underperformed its benchmark index (both gross and net of dividends) for the 3-year period, underperformed its benchmark index of gross of dividends for the 10-year period, and performance was approximately equal to its benchmark index net of dividends for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during certain of the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe and its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.

Macquarie VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and for the 1- and 5-year periods was in the third and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 4, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its benchmark index for the 1- and 10-year periods.
Macquarie VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the first and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the portfolio manager only began managing the Fund in May 2022. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund slightly underperformed its benchmark index for the 1-, 3-, and 10-year periods and performed approximately equal to its benchmark index for the 5-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019.
Macquarie VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-, 5-, and 10-year periods. The Board noted that the Fund was generally outperforming its Performance Universe during the periods under review. The Board, however, noted the limited period of performance data available since the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of May 2022. Finally, the Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe and for the 5- and 10-year periods was

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally outperforming its Performance Universe and benchmark index during the periods under review (except for the 10-year period). The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of January 2021.
Macquarie VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the second quartile of its Performance Universe and for the 3-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods, was approximately equal to its benchmark index for the 3-year period and underperformed its benchmark index for the since inception period. The Board, however, noted that the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board noted that it would continue to evaluate the Fund’s performance as the Fund changed its portfolio management team in May 2024 that was not reflected in the performance data.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Macquarie VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted that, as of March 31, 2024, Macquarie VIP Growth and Income Series’ net assets exceeded its first breakpoint level and Macquarie VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Total Return Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex.  The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.

(4215549)
AR-VIPTR-0225

Delaware VIP® Trust
Macquarie VIP Small Cap Value Series
(formerly, Delaware VIP Small Cap Value Series)
Financial statements and other information
For the year ended December 31, 2024

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at macquarie.com/mam/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at macquarie.com/mam/proxy; and (ii) on the SEC’s website at sec.gov.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Small Cap Value Series
December 31, 2024
	Number of shares	Value (US $)
Common Stocks — 97.09%♦
Basic Industry — 7.30%
Ashland	117,700	$ 8,410,842
Avient	385,250	15,741,315
Berry Global Group	233,610	15,107,559
Constellium †	594,800	6,108,596
HB Fuller	191,500	12,922,420
Huntsman	434,671	7,837,118
Knife River †	122,200	12,420,408
Louisiana-Pacific	204,966	21,224,229
Ryerson Holding	279,742	5,178,024
Summit Materials Class A †	407,096	20,599,058
		125,549,569
Consumer Discretionary — 10.55%
Acushnet Holdings	205,700	14,621,156
Adient †	323,600	5,575,628
Boyd Gaming	175,900	12,759,786
Choice Hotels International	67,400	9,569,452
Columbia Sportswear	109,000	9,148,370
Crocs †	94,600	10,361,538
Group 1 Automotive	50,750	21,390,110
KB Home	244,400	16,061,968
M/I Homes †	89,600	11,912,320
Meritage Homes	124,600	19,165,972
Oxford Industries	82,050	6,463,899
Patrick Industries	114,300	9,496,044
Steven Madden	247,650	10,530,078
Texas Roadhouse	56,550	10,203,317
UniFirst	82,960	14,193,626
		181,453,264
Consumer Staples — 2.73%
Flowers Foods	442,700	9,146,182
J & J Snack Foods	129,700	20,120,361
Performance Food Group †	209,653	17,726,161
		46,992,704
Energy — 6.87%
EnLink Midstream †	992,543	14,044,484
Gulfport Energy †	121,900	22,453,980
International Seaways	275,000	9,883,500
Kodiak Gas Services	422,400	17,246,592
Liberty Energy	688,400	13,692,276
Magnolia Oil & Gas Class A	509,550	11,913,279
Matador Resources	266,220	14,977,537
Noble	241,900	7,595,660
PBF Energy Class A	240,900	6,395,895
		118,203,203
Financial Services — 28.58%
Assurant	86,200	18,379,564
Axis Capital Holdings	357,900	31,717,098
Bank of NT Butterfield & Son	389,300	14,228,915
	Number of shares	Value (US $)
Common Stocks♦ (continued)
Financial Services (continued)
Bread Financial Holdings	219,800	$ 13,420,988
Cadence Bank	562,050	19,362,623
Columbia Banking System	1,053,633	28,458,627
Comerica	240,400	14,868,740
East West Bancorp	296,486	28,391,499
Essent Group	341,300	18,580,372
First Financial Bancorp	572,050	15,376,704
FNB	1,945,600	28,755,968
Hancock Whitney	594,950	32,555,664
Hanover Insurance Group	127,100	19,657,286
Hope Bancorp	1,382,670	16,993,014
Merchants Bancorp	68,396	2,494,402
Old National Bancorp	1,222,900	26,543,045
P10 Class A	741,690	9,352,711
Sandy Spring Bancorp	154,150	5,196,397
Selective Insurance Group	116,140	10,861,413
Stewart Information Services	136,300	9,198,887
Stifel Financial	259,750	27,554,280
Synovus Financial	578,700	29,646,801
Valley National Bancorp	2,736,100	24,789,066
WaFd	391,950	12,636,468
Webster Financial	592,233	32,703,106
		491,723,638
Healthcare — 3.79%
Globus Medical Class A †	176,000	14,556,960
ICU Medical †	60,310	9,358,303
Integer Holdings †	130,850	17,340,242
Merit Medical Systems †	107,900	10,436,088
Prestige Consumer Healthcare †	172,250	13,451,002
		65,142,595
Industrials — 15.61%
Atkore	153,950	12,847,128
Beacon Roofing Supply †	176,350	17,913,633
CACI International Class A †	50,100	20,243,406
Centuri Holdings †	253,700	4,898,947
Everus Construction Group †	165,125	10,856,969
Griffon	224,800	16,021,496
H&E Equipment Services	276,700	13,547,232
ITT	202,680	28,958,918
KBR	274,375	15,894,544
Leonardo DRS †	542,463	17,526,980
MasTec †	203,246	27,669,910
NEXTracker Class A †	236,082	8,624,075
Regal Rexnord	82,890	12,858,726
Terex	309,200	14,291,224
Timken	211,650	15,105,460
WESCO International	97,550	17,652,648
    1

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Small Cap Value Series
	Number of shares	Value (US $)
Common Stocks♦ (continued)
Industrials (continued)
Zurn Elkay Water Solutions	367,700	$ 13,715,210
		268,626,506
Real Estate Investment Trusts — 8.43%
Agree Realty	318,550	22,441,847
Apple Hospitality	1,268,400	19,469,940
Centerspace	150,200	9,935,730
Community Healthcare Trust	280,700	5,392,247
Independence Realty Trust	1,161,970	23,053,485
Kite Realty Group Trust	810,473	20,456,339
LXP Industrial Trust	2,193,500	17,811,220
National Health Investors	277,050	19,199,565
Plymouth Industrial	409,500	7,289,100
		145,049,473
Technology — 7.10%
ACI Worldwide †	225,050	11,682,345
Allegro MicroSystems †	299,600	6,549,256
Belden	152,165	17,135,301
Cirrus Logic †	145,850	14,523,743
Diodes †	211,600	13,049,372
Flex †	418,366	16,061,071
RingCentral Class A †	241,400	8,451,414
TD SYNNEX	124,900	14,648,272
TTM Technologies †	812,862	20,118,334
		122,219,108
Transportation — 2.10%
Kirby †	126,500	13,383,700
Saia †	9,100	4,147,143
Werner Enterprises	518,600	18,628,112
		36,158,955
Utilities — 4.03%
Black Hills	250,910	14,683,253
MDU Resources Group	820,200	14,780,004
OGE Energy	511,300	21,091,125
	Number of shares	Value (US $)
Common Stocks♦ (continued)
Utilities (continued)
Southwest Gas Holdings	265,900	$ 18,801,789
		69,356,171
Total Common Stocks (cost $1,116,942,605)		1,670,475,186

Short-Term Investments — 2.95%
Money Market Mutual Funds — 2.95%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.37%)	12,669,416	12,669,416
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.38%)	12,669,416	12,669,416
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.46%)	12,669,416	12,669,416
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.43%)	12,669,416	12,669,416
Total Short-Term Investments (cost $50,677,664)		50,677,664
Total Value of Securities—100.04% (cost $1,167,620,269)		$1,721,152,850
♦	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance purposes.
†	Non-income producing security.
See accompanying notes, which are an integral part of the financial statements.

2

Statement of assets and liabilities
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
December 31, 2024
Assets:
Investments, at value*	$1,721,152,850
Dividends receivable	2,810,223
Receivable for securities sold	236,703
Receivable for series shares sold	66,159
Foreign tax reclaims receivable	8,267
Other assets	12,778
Total Assets	1,724,286,980
Liabilities:
Due to custodian	1,740
Payable for series shares redeemed	1,209,568
Payable for securities purchased	1,178,485
Investment management fees payable to affiliates	1,050,937
Distribution fees payable to affiliates	244,890
Other accrued expenses	129,650
Total Liabilities	3,815,270
Total Net Assets	$1,720,471,710

Net Assets Consist of:
Paid-in capital	$1,046,776,569
Total distributable earnings (loss)	673,695,141
Total Net Assets	$1,720,471,710

Net Asset Value

Standard Class:
Net assets	$798,888,256
Shares of beneficial interest outstanding, unlimited authorization, no par	19,733,842
Net asset value per share	$40.48

Service Class:
Net assets	$921,583,454
Shares of beneficial interest outstanding, unlimited authorization, no par	22,899,240
Net asset value per share	$40.25
*Investments, at cost	$1,167,620,269
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Macquarie VIP Small Cap Value Series
Year ended December 31, 2024
Investment Income:
Dividends	$35,779,608

Expenses:
Management fees	11,877,816
Distribution expenses — Service Class	2,800,803
Accounting and administration expenses	279,001
Legal fees	133,409
Dividend disbursing and transfer agent fees and expenses	124,395
Trustees’ fees	76,344
Reports and statements to shareholders expenses	51,388
Audit and tax fees	36,178
Registration fees	14,192
Custodian fees	13,249
Other	36,217
15,442,992
Less expenses paid indirectly	(2,389)
Total operating expenses	15,440,603
Net Investment Income (Loss)	20,339,005

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	111,163,898
Net change in unrealized appreciation (depreciation) on investments	50,267,495
Net Realized and Unrealized Gain (Loss)	161,431,393
Net Increase (Decrease) in Net Assets Resulting from Operations	$181,770,398
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Macquarie VIP Small Cap Value Series
	Year ended
	12/31/24	12/31/23
Increase in Net Assets from Operations:
Net investment income (loss)	$20,339,005	$19,673,532
Net realized gain (loss)	111,163,898	58,265,336
Net change in unrealized appreciation (depreciation)	50,267,495	76,806,220
Net increase (decrease) in net assets resulting from operations	181,770,398	154,745,088

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(39,080,912)	(26,805,345)
Service Class	(44,748,533)	(42,956,211)
	(83,829,445)	(69,761,556)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	59,280,987	102,171,093
Service Class	51,333,315	66,407,768

Net assets from reorganization:[1]
Standard Class	—	183,614,796

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	39,080,912	26,805,345
Service Class	44,748,533	42,956,211
	194,443,747	421,955,213
Cost of shares redeemed:
Standard Class	(91,721,289)	(125,590,776)
Service Class	(154,803,074)	(113,282,114)
	(246,524,363)	(238,872,890)
Increase (decrease) in net assets derived from capital share transactions	(52,080,616)	183,082,323
Net Increase in Net Assets	45,860,337	268,065,855

Net Assets:
Beginning of year	1,674,611,373	1,406,545,518
End of year	$1,720,471,710	$1,674,611,373
[1]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Macquarie VIP Small Cap Value Series Standard Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$38.39	$37.06	$45.54	$34.16	$38.30

Income (loss) from investment operations:
Net investment income[1]	0.53	0.54	0.36	0.32	0.35
Net realized and unrealized gain (loss)	3.60	2.70	(5.69)	11.41	(2.28)
Total from investment operations	4.13	3.24	(5.33)	11.73	(1.93)

Less dividends and distributions from:
Net investment income	(0.54)	(0.35)	(0.34)	(0.35)	(0.41)
Net realized gain	(1.50)	(1.56)	(2.81)	—	(1.80)
Total dividends and distributions	(2.04)	(1.91)	(3.15)	(0.35)	(2.21)

Net asset value, end of period	$40.48	$38.39	$37.06	$45.54	$34.16

Total return[2]	11.32%	9.45%	(12.09%)	34.42%	(1.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$798,888	$747,656	$511,974	$522,319	$424,213
Ratio of expenses to average net assets[3]	0.74%	0.71%	0.78%	0.75%	0.78%
Ratio of expenses to average net assets prior to fees waived[3]	0.74%	0.71%	0.78%	0.75%	0.78%
Ratio of net investment income to average net assets	1.36%	1.51%	0.92%	0.77%	1.20%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.51%	0.92%	0.77%	1.20%
Portfolio turnover	20%	29%	23%	13%	24%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Macquarie VIP Small Cap Value Series Service Class
Selected data for each share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$38.14	$36.82	$45.26	$33.98	$38.06

Income (loss) from investment operations:
Net investment income[1]	0.41	0.41	0.24	0.19	0.26
Net realized and unrealized gain (loss)	3.60	2.70	(5.66)	11.35	(2.22)
Total from investment operations	4.01	3.11	(5.42)	11.54	(1.96)

Less dividends and distributions from:
Net investment income	(0.40)	(0.23)	(0.21)	(0.26)	(0.32)
Net realized gain	(1.50)	(1.56)	(2.81)	—	(1.80)
Total dividends and distributions	(1.90)	(1.79)	(3.02)	(0.26)	(2.12)

Net asset value, end of period	$40.25	$38.14	$36.82	$45.26	$33.98

Total return[2]	11.02%	9.10%	(12.35%)	34.02%	(2.18%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$921,584	$926,955	$894,572	$1,094,161	$880,071
Ratio of expenses to average net assets[3]	1.04%	1.01%	1.08%	1.05%	1.08%
Ratio of expenses to average net assets prior to fees waived[3]	1.04%	1.01%	1.08%	1.05%	1.08%
Ratio of net investment income to average net assets	1.06%	1.14%	0.62%	0.47%	0.90%
Ratio of net investment income to average net assets prior to fees waived	1.06%	1.14%	0.62%	0.47%	0.90%
Portfolio turnover	20%	29%	23%	13%	24%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    7

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
December 31, 2024
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Macquarie VIP Small Cap Value Series (formerly, Delaware VIP Small Cap Value Series through April 30, 2024) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class and Service Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as the valuation designee (Valuation Designee) for the Series to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2024, and for all open tax years (years ended December 31, 2021–December 31, 2023), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2024, the Series did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
    8

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Macquarie Funds (formerly, Delaware Funds by Macquarie®) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. DMC, the Series’ investment adviser, acts as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $2,377 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $12 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust (MIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.
Effective May 1, 2024, DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.78% of the Series’ average daily net assets through April 30, 2025. Prior to May 1, 2024, DMC contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses to 0.80% of the Series’ average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
    9

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees, the class level operating expense limitation as a percentage of average daily net assets from May 1, 2024 through April 30, 2025, unless terminated by agreement of DMC and the Series, is as follows:
Operating expense limitation as a percentage of average daily net assets
Standard Class	Service Class
0.78%*	1.08%*
*	Effective May 1, 2024. Prior to May 1, 2024, these amounts for Standard Class and Service Class were 0.80% and 1.10%, respectively.
DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Macquarie Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Macquarie Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2024, the Series paid $81,141 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2024, the Series paid $128,398 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.30% of the average daily net assets of the Service Class shares. The fees are calculated daily and paid monthly. Standard Class shares do not pay 12b-1 fees.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2024, the Series paid $41,184 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
MIMBT, of which DMC is a series, entered into a settlement agreement on September 19, 2024 with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings. The Settlement Order does not impact MIMBT’s ability to continue to provide services to the Series.
    10

3. Investments
For the year ended December 31, 2024, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$330,086,872
Sales	467,854,860
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2024, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$1,168,684,808
Aggregate unrealized appreciation of investments	$597,392,590
Aggregate unrealized depreciation of investments	(44,924,548)
Net unrealized appreciation of investments	$552,468,042
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
    11

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
3. Investments (continued)
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2024:
Level 1
Securities
Assets:
Common Stocks	$1,670,475,186
Short-Term Investments	50,677,664
Total Value of Securities	$1,721,152,850
During the year ended December 31, 2024, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2024, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2024 and 2023 were as follows:
	Year ended
	12/31/24	12/31/23
Ordinary income	$19,799,137	$10,524,670
Long-term capital gains	64,030,308	59,236,886
Total	$83,829,445	$69,761,556
5. Components of Net Assets on a Tax Basis
As of December 31, 2024, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,046,776,569
Undistributed ordinary income	26,747,505
Undistributed long-term capital gains	100,980,474
Capital loss carryforwards	(6,500,880)
Unrealized appreciation (depreciation) of investments	552,468,042
Net assets	$1,720,471,710

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2024, the Series had no reclassifications.
    12

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At December 31, 2024, the Series utilized $890,008 of capital loss carryforwards.
At December 31, 2024, the Series has capital loss carryforwards available to offset future realized capital gains as follows:
Loss carryforward character*
Short-term	Long-term	Total
$ 2,510,953	$3,989,927	$ 6,500,880
* A portion of the Series’ capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/24	12/31/23
Shares sold:
Standard Class	1,511,728	2,810,655
Service Class	1,310,010	1,887,093

Shares from reorganization:[1]
Standard Class	—	5,478,114

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,068,077	794,468
Service Class	1,227,669	1,278,839
	5,117,484	12,249,169
Shares redeemed:
Standard Class	(2,322,885)	(3,421,126)
Service Class	(3,942,026)	(3,158,928)
	(6,264,911)	(6,580,054)
Net increase (decrease)	(1,147,427)	5,669,115
[1]	See Note 7.
7. Reorganization
On November 10, 2022, the Board approved a proposal to reorganize Delaware VIP Special Situations Series (the “Acquired Series”), a series of Delaware VIP Trust, with and into Macquarie VIP Small Cap Value Series (formerly, Delaware VIP Small Cap Value Series) (the “Acquiring Series”) a series of the Trust (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets, of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that the Acquiring Series' overall total expense ratio is expected to be equal or lower than the corresponding Acquired Series' total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 28, 2023. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired
    13

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
7. Reorganization (continued)
Series was carried forward to align ongoing reporting of the Acquiring Series' realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with April 28, 2023 for the Reorganization were as follows:
	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio

Standard Class	$183,614,796	7,122,824	5,478,114	$494,242,507	0.7690
Service Class	—	—	—	845,230,752	—
The net assets of the Acquired Series before the Reorganization were $183,614,796. The net assets of the Acquiring Series immediately following the Reorganization were $1,523,088,055.
Assuming the Reorganization had been completed on January 1, 2023, the Acquiring Series' pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Net investment income	$20,885,369
Net realized gain on investments	64,808,336
Net change in unrealized appreciation (depreciation)	60,373,580
Net increase in net assets resulting from operations	$146,067,285
8. Line of Credit
The Series, along with certain other funds in the Macquarie Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 28, 2024. This Agreement was extended to October 27, 2025.
The Series had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
9. Securities Lending
The Series, along with other funds in the Macquarie Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
    14

Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2024, the Series had no securities out on loan.
10. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2024. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2024, there were no Rule 144A securities held by the Series.
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
    15

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2024, that would require recognition or disclosure in the Series’ financial statements.
    16

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Macquarie VIP Small Cap Value Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 10, 2025
We have served as the auditor of one or more Macquarie investment companies since 2010.
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2024, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	23.62%
(B) Long-Term Capital Gain Distributions (Tax Basis)	76.38%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series' total distributions.
(C) is based on the Series’ ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2024, certain distributions paid by the Series, determined to be Qualified Interest Income or Qualified Short-Term Capital gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2024, the Series has reported maximum Qualified Short-Term Capital Gains of $6,494,162.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on
August 13-15, 2024
At a meeting held on August 13-15, 2024 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Macquarie VIP Small Cap Value Series, Macquarie VIP Emerging Markets Series, Macquarie VIP Opportunity Series, Macquarie VIP Total Return Series, Macquarie VIP Fund for Income Series, Macquarie VIP Growth Equity Series, Macquarie VIP Growth and Income Series, Macquarie VIP Investment Grade Series and Macquarie VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (DMC) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (MIMGL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Macquarie Investment Management Europe Limited (MIMEL) (together, the “Affiliated Sub-Advisers”).
    18

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2024, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2024. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (JDL).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.  The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and enhancements to existing processes and testing). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. (Macquarie), the parent company of DMC, regarding Macquarie’s commitment to the US mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex.  Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, and shareholder reports; responsibility for other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie, and the resources available to DMC as part of Macquarie’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-
    19

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on
August 13-15, 2024 (continued)
Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable.  The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (Broadridge), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year or since inception periods, as applicable, ended December 31, 2023.
Macquarie VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the fourth quartile of its Performance Universe and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 10-year period was above the median of its Performance Universe, for the 1-and 5-year periods was below the median of its Performance Universe and for the 3-year period was equal to the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-, 5-, and 10-year periods and underperformed its benchmark index for the 1-year period. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe and for the 3- and 5-year periods was in the third and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 1- and 5-year periods, underperformed its benchmark index (both gross and net of dividends) for the 3-year period, underperformed its benchmark index of gross of dividends for the 10-year period, and performance was approximately equal to its benchmark index net of dividends for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during certain of the periods under review.  The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning
    20

the reasons for the Fund’s relative performance versus its Performance Universe and its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and for the 1- and 5-year periods was in the third and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 4, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its benchmark index for the 1- and 10-year periods.
Macquarie VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the first and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the portfolio manager only began managing the Fund in May 2022. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund slightly underperformed its benchmark index for the 1-, 3-, and 10-year periods and performed approximately equal to its benchmark index for the 5-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019.
Macquarie VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-, 5-, and 10-year periods. The Board noted that the Fund was generally outperforming its Performance Universe during the periods under review. The Board, however, noted the limited period of performance data available since the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of May 2022. Finally, the Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on
August 13-15, 2024 (continued)
Macquarie VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe and for the 5- and 10-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally outperforming its Performance Universe and benchmark index during the periods under review (except for the 10-year period). The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of January 2021.
Macquarie VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 5- and 10-year periods was in the second quartile of its Performance Universe and for the 3-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods, was approximately equal to its benchmark index for the 3-year period and underperformed its benchmark index for the since inception period. The Board, however, noted that the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board noted that it would continue to evaluate the Fund’s performance as the Fund changed its portfolio management team in May 2024 that was not reflected in the performance data.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all
    22

funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Macquarie VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted
    23

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Small Cap Value Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on
August 13-15, 2024 (continued)
that, as of March 31, 2024, Macquarie VIP Growth and Income Series’ net assets exceeded its first breakpoint level and Macquarie VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex.  The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
    24

(4215549)
AR-VIPSCV-0225

Delaware VIP® Trust
Macquarie VIP Growth and Income Series
(formerly, Delaware VIP Growth and Income Series)
Financial statements and other information
For the year ended December 31, 2024

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Series. This report is not authorized for distribution to prospective investors in the Series unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Series’ Form N-PORT, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Series’ most recent Form N-PORT are available without charge on the Series’ website at macquarie.com/mam/vip-literature.
Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Series’ website at macquarie.com/mam/proxy; and (ii) on the SEC’s website at sec.gov.
Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Growth and Income Series
December 31, 2024
	Number of shares	Value (US $)
Common Stocks — 98.40%♦
Communication Services — 10.95%
Alphabet Class A	83,077	$ 15,726,476
AT&T	619,101	14,096,930
Comcast Class A	413,362	15,513,476
Meta Platforms Class A	29,273	17,139,634
Verizon Communications	407,864	16,310,481
		78,786,997
Consumer Discretionary — 6.72%
Booking Holdings	1,498	7,442,693
Dillard's Class A	20,078	8,668,476
General Motors	128,698	6,855,743
Lowe's	30,988	7,647,838
NIKE Class B	33,659	2,546,977
TJX	125,952	15,216,261
		48,377,988
Consumer Staples — 5.56%
Altria Group	237,809	12,435,033
Philip Morris International	216,655	26,074,429
Target	10,735	1,451,157
		39,960,619
Energy — 7.68%
Chevron	53,996	7,820,781
Civitas Resources	82,756	3,796,018
ConocoPhillips	53,626	5,318,090
Exxon Mobil	320,557	34,482,316
Marathon Petroleum	27,234	3,799,143
		55,216,348
Financials — 25.86%
American International Group	111,092	8,087,498
Bank of New York Mellon	137,776	10,585,330
Berkshire Hathaway Class B †	4,041	1,831,704
Citigroup	218,949	15,411,820
Corebridge Financial	319,347	9,558,056
Evercore Class A	60,051	16,645,537
F&G Annuities & Life	12,229	506,770
Fidelity National Financial	127,292	7,146,173
Invesco	445,047	7,779,422
KeyCorp	161,896	2,774,897
Lincoln National	116,314	3,688,317
MetLife	186,688	15,286,013
Old Republic International	63,870	2,311,455
OneMain Holdings	210,609	10,979,047
PNC Financial Services Group	91,338	17,614,533
Rithm Capital	275,027	2,978,542
Synchrony Financial	76,008	4,940,520
TPG	43,438	2,729,644
Truist Financial	371,583	16,119,271
UWM Holdings	446,271	2,619,611
Wells Fargo & Co.	248,355	17,444,455
	Number of shares	Value (US $)
Common Stocks♦ (continued)
Financials (continued)
Western Union	854,436	$ 9,057,022
		186,095,637
Healthcare — 20.39%
AbbVie	54,864	9,749,333
Bristol-Myers Squibb	449,558	25,427,000
Centene †	23,370	1,415,755
Cigna Group	78,699	21,731,942
CVS Health	379,718	17,045,541
Gilead Sciences	286,001	26,417,912
McKesson	41,158	23,456,356
Merck & Co.	202,187	20,113,563
Pfizer	52,348	1,388,792
		146,746,194
Industrials — 9.18%
3M	67,782	8,749,978
Comfort Systems USA	8,533	3,618,504
Concentrix	21,902	947,699
Delta Air Lines	55,730	3,371,665
EMCOR Group	6,157	2,794,662
Emerson Electric	46,774	5,796,702
Honeywell International	66,385	14,995,708
Lockheed Martin	29,452	14,311,905
Trane Technologies	11,433	4,222,779
United Parcel Service Class B	57,401	7,238,266
		66,047,868
Information Technology — 11.34%
Applied Materials	17,932	2,916,281
Broadcom	12,246	2,839,113
Cisco Systems	518,691	30,706,507
Lam Research	50,970	3,681,563
Micron Technology	197,302	16,604,936
Motorola Solutions	28,311	13,086,194
QUALCOMM	64,872	9,965,637
TD SYNNEX	15,282	1,792,273
		81,592,504
Real Estate — 0.57%
Park Hotels & Resorts	293,128	4,124,311
		4,124,311
Utilities — 0.15%
Vistra	7,962	1,097,721
		1,097,721
Total Common Stocks (cost $603,841,817)		708,046,187

    1

Schedule of investments
Delaware VIP® Trust  —  Macquarie VIP Growth and Income Series
	Number of shares	Value (US $)

Short-Term Investments — 1.46%
Money Market Mutual Funds — 1.46%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.37%)	2,629,238	$ 2,629,238
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.38%)	2,629,242	2,629,242
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.46%)	2,629,242	2,629,242
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.43%)	2,629,241	2,629,241
Total Short-Term Investments (cost $10,516,963)		10,516,963
Total Value of Securities—99.86% (cost $614,358,780)		$718,563,150
♦	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance purposes.
†	Non-income producing security.
See accompanying notes, which are an integral part of the financial statements.
2

Statement of assets and liabilities
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
December 31, 2024
Assets:
Investments, at value*	$718,563,150
Dividends receivable	1,658,723
Receivable for series shares sold	6,022
Other assets	4,339
Total Assets	720,232,234
Liabilities:
Investment management fees payable to affiliates	398,425
Payable for series shares redeemed	190,271
Other accrued expenses	54,565
Total Liabilities	643,261
Total Net Assets	$719,588,973

Net Assets Consist of:
Paid-in capital	$517,440,131
Total distributable earnings (loss)	202,148,842
Total Net Assets	$719,588,973

Net Asset Value

Standard Class:
Net assets	$719,588,973
Shares of beneficial interest outstanding, unlimited authorization, no par	20,792,507
Net asset value per share	$34.61
*Investments, at cost	$614,358,780
See accompanying notes, which are an integral part of the financial statements.
    3

Statement of operations
Delaware VIP® Trust  —  Macquarie VIP Growth and Income Series
Year ended December 31, 2024
Investment Income:
Dividends	$20,843,807

Expenses:
Management fees	4,180,523
Accounting and administration expenses	124,498
Dividend disbursing and transfer agent fees and expenses	47,382
Audit and tax fees	46,499
Legal fees	36,015
Trustees’ fees	28,902
Registration fees	5,297
Custodian fees	2,634
Reports and statements to shareholders expenses	593
Other	10,314
4,482,657
Less expenses paid indirectly	(878)
Total operating expenses	4,481,779
Net Investment Income (Loss)	16,362,028

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	82,913,062
Net change in unrealized appreciation (depreciation) on investments	(8,017,112)
Net Realized and Unrealized Gain (Loss)	74,895,950
Net Increase (Decrease) in Net Assets Resulting from Operations	$91,257,978
See accompanying notes, which are an integral part of the financial statements.
    4

Statements of changes in net assets
Delaware VIP® Trust —  Macquarie VIP Growth and Income Series
	Year ended
	12/31/24	12/31/23
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$16,362,028	$14,458,567
Net realized gain (loss)	82,913,062	26,170,931
Net change in unrealized appreciation (depreciation)	(8,017,112)	26,450,289
Net increase (decrease) in net assets resulting from operations	91,257,978	67,079,787

Dividends and Distributions to Shareholders from:
Distributable earnings:
Standard Class	(41,195,294)	(34,347,073)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Standard Class	105,192,090	2,625,095

Net assets from reorganization:[1]
Standard Class	—	96,486,816

Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	41,195,294	34,347,073
	146,387,384	133,458,984
Cost of shares redeemed:
Standard Class	(71,710,553)	(55,349,464)
Increase in net assets derived from capital share transactions	74,676,831	78,109,520
Net Increase in Net Assets	124,739,515	110,842,234

Net Assets:
Beginning of year	594,849,458	484,007,224
End of year	$719,588,973	$594,849,458
[1]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.
    5

Financial highlights
Macquarie VIP Growth and Income Series Standard Class
Selected data for the share of the Series outstanding throughout each period were as follows:
	Year ended
	12/31/24	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$32.06	$30.89	$33.80	$28.17	$43.10

Income (loss) from investment operations:
Net investment income[1]	0.84	0.80	0.79	0.70	0.59
Net realized and unrealized gain (loss)	4.01	2.61	0.30	5.49	(3.82)
Total from investment operations	4.85	3.41	1.09	6.19	(3.23)

Less dividends and distributions from:
Net investment income	(0.81)	(0.82)	(0.75)	(0.56)	(0.75)
Net realized gain	(1.49)	(1.42)	(3.25)	—	(10.95)
Total dividends and distributions	(2.30)	(2.24)	(4.00)	(0.56)	(11.70)

Net asset value, end of period	$34.61	$32.06	$30.89	$33.80	$28.17

Total return[2]	15.71%	12.11%[3]	3.53%	22.20%	(0.46%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$719,589	$594,849	$484,007	$516,250	$467,166
Ratio of expenses to average net assets[4]	0.68%	0.72%	0.71%	0.70%	0.74%
Ratio of expenses to average net assets prior to fees waived[4]	0.68%	0.75%	0.71%	0.70%	0.74%
Ratio of net investment income to average net assets	2.50%	2.71%	2.58%	2.22%	2.09%
Ratio of net investment income to average net assets prior to fees waived	2.50%	2.68%	2.58%	2.22%	2.09%
Portfolio turnover	45%	31%	22%	49%	30%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Series invests.
See accompanying notes, which are an integral part of the financial statements.
    6

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
December 31, 2024
Delaware VIP Trust (Trust) is organized as a Delaware statutory trust. The Trust consists of 9 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (1940 Act). These financial statements and the related notes pertain to Macquarie VIP Growth and Income Series (formerly, Delaware VIP Growth and Income Series through April 30, 2024) (Series). The Trust is an open-end investment company. The Series is considered diversified under the 1940 Act and offers Standard Class shares. The Standard Class shares do not carry a distribution and service (12b-1) fee. The shares of the Series are sold only to separate accounts of life insurance companies.
1. Significant Accounting Policies
The Series follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Series.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated Delaware Management Company (DMC) as the valuation designee (Valuation Designee) for the Series to perform the fair value determination relating to all applicable Series investments. DMC has established a Pricing Committee to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board’s oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken or expected to be taken on the Series’ federal income tax returns through the year ended December 31, 2024, and for all open tax years (years ended December 31, 2021–December 31, 2023), and has concluded that no provision for federal income tax is required in the Series’ financial statements. If applicable, the Series recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statement of operations.” During the year ended December 31, 2024, the Series did not incur any interest or tax penalties.
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Macquarie Funds (formerly, Delaware Funds by Macquarie®) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from any
    7

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
1. Significant Accounting Policies (continued)
investment companies (Underlying Funds) in which the Series invests are recorded on the ex-dividend date. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, at least annually. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
In November 2023, FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity’s segments impact overall performance. DMC, the Series’ investment adviser, acts as the Series’ chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Series has a single operating segment since the Series has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Series’ portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Series’ financial statements. Adoption of the new standard impacted the Series’ financial statements note disclosures only, and did not affect the Series’ financial position or the results of its operations.
The Series receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $876 under this arrangement.
The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended December 31, 2024, the Series earned $2 under this arrangement.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Series pays DMC, a series of Macquarie Investment Management Business Trust (MIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any
12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual series operating expenses from exceeding 0.72% of the Series’ average daily net assets for the Standard Class from January 1, 2024 through April 30, 2025. These waivers and reimbursements may only be terminated by agreement of DMC and the Series. The waivers and reimbursements are accrued daily and received monthly.
DMC entered into a Sub-Advisory Agreement on behalf of the Series with Macquarie Investment Management Global Limited, which is an affiliate of DMC (Affiliated Sub-Advisor). Pursuant to the terms of the Sub-Advisory Agreement, the investment sub-advisory fee is paid by DMC to the Affiliated Sub-Advisor based on the extent to which the Affiliated Sub-Advisor provides services to the Series.
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Macquarie Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Macquarie Funds pays a minimum of $4,000, which,
    8

in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended December 31, 2024, the Series paid $33,528 for these services.
DIFSC is also the transfer agent and dividend disbursing agent of the Series. For these services, DIFSC’s fees are calculated daily and paid monthly, at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended December 31, 2024, the Series paid $49,132 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are paid by the Series and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Series. For the year ended December 31, 2024, the Series paid $11,582 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”
Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.
In addition to the management fees and other expenses of the Series, the Series indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by the Series will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
MIMBT, of which DMC is a series, entered into a settlement agreement on September 19, 2024 with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC’s findings. The Settlement Order does not impact MIMBT’s ability to continue to provide services to the Series.
3. Investments
For the year ended December 31, 2024, the Series made purchases and sales of investment securities other than short-term investments and US government securities as follows:

Purchases	$334,293,576
Sales	291,702,554
The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At December 31, 2024, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Series were as follows:

Cost of investments	$615,170,606
Aggregate unrealized appreciation of investments	$134,338,300
Aggregate unrealized depreciation of investments	(30,945,756)
Net unrealized appreciation of investments	$103,392,544
US GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and
    9

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
3. Investments (continued)
refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Series' investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including the Series' own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of December 31, 2024:
Level 1
Securities
Assets:
Common Stocks	$708,046,187
Short-Term Investments	10,516,963
Total Value of Securities	$718,563,150
During the year ended December 31, 2024, there were no transfers into or out of Level 3 investments. The Series’ policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Series’ net assets. As of December 31, 2024, there were no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income
    10

tax purposes. The tax character of dividends and distributions paid during the years ended December 31, 2024 and 2023 were as follows:
	Year ended
	12/31/24	12/31/23
Ordinary income	$14,539,565	$12,544,282
Long-term capital gains	26,655,729	21,802,791
Total	$41,195,294	$34,347,073
5. Components of Net Assets on a Tax Basis
As of December 31, 2024, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$517,440,131
Undistributed ordinary income	26,306,317
Undistributed long-term capital gains	72,449,981
Unrealized appreciation (depreciation) of investments	103,392,544
Net assets	$719,588,973

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2024, the Series had no reclassifications.
6. Capital Shares
Transactions in capital shares were as follows:

	Year ended
	12/31/24	12/31/23
Shares sold:
Standard Class	3,071,342	91,610

Shares from reorganization:[1]
Standard Class	—	3,437,362

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,285,746	1,230,637
	4,357,088	4,759,609
Shares redeemed:
Standard Class	(2,116,415)	(1,877,444)
Net increase	2,240,673	2,882,165
[1]	See Note 7.
7. Reorganization
On November 10, 2022, the Board approved a proposal to reorganize Delaware VIP Equity Income Series (the “Acquired Series”), a series of Delaware VIP Trust, with and into Macquarie VIP Growth and Income Series (formerly, Delaware VIP Growth and Income Series) (the
    11

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
7. Reorganization (continued)
“Acquiring Series”) (the “Reorganization”). Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets of the Acquired Series were acquired by the Acquiring Series and (ii) the Trust, on behalf of the Acquiring Series, assumed the liabilities of the Acquired Series, in exchange for shares of the Acquiring Series. In accordance with the Plan, the Acquired Series liquidated and dissolved following the Reorganization. In approving the Reorganization, the Board considered various factors, including that the Acquiring Series and the Acquired Series share similar investment objectives, principal investment strategies and principal risks, and materially identical fundamental investment restrictions and that the Acquiring Series' overall total expense ratio is expected to be equal or lower than the corresponding Acquired Series' total expense ratio following the Reorganization taking into account applicable expense limitation arrangements. The Reorganization was accomplished by a tax-free exchange of shares on April 28, 2023. For financial reporting purposes, assets received and shares issued by the Acquiring Series were recorded at fair value; however, the cost basis of the investments received from the Acquired Series was carried forward to align ongoing reporting of the Acquiring Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with April 28, 2023 for the Reorganization were as follows:
	Acquired Series Net Assets	Acquired Series Shares Outstanding	Shares Converted to Acquiring Series	Acquiring Series Net Assets	Conversion Ratio

Standard Class	$96,486,816	6,477,316	3,437,362	$464,768,916	0.5307
The net assets of the Acquired Series before the Reorganization were $96,486,816. The net assets of the Acquiring Series immediately following the Reorganization were $561,255,732.
Assuming the Reorganization had been completed on January 1, 2023, the Acquiring Series' pro forma results of operations for the year ended December 31, 2023, would have been as follows:
Net investment income	$15,439,079
Net realized gain on investments	29,118,897
Net change in unrealized appreciation (depreciation)	20,532,930
Net increase in net assets resulting from operations	$65,090,906
8. Line of Credit
The Series, along with certain other funds in the Macquarie Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 28, 2024. This Agreement was extended to October 27, 2025.
The Series had no amounts outstanding as of December 31, 2024, or at any time during the year then ended.
9. Securities Lending
The Series, along with other funds in the Macquarie Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate
    12

market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by the Series is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Series can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent, and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.
The Series may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Series’ cash collateral account may be less than the amount the Series would be required to return to the borrowers of the securities and the Series would be required to make up for this shortfall.
During the year ended December 31, 2024, the Series had no securities out on loan.
10. Credit and Market Risks
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Series invests will cause the NAV of the Series to fluctuate.
The Series invests in growth stocks, which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.
The Series invests in REITs and is subject to the risks associated with that industry. If the Series holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended December 31, 2024. The Series’ REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Series may invest in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.
The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may
    13

Notes to financial statements
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
10. Credit and Market Risks (continued)
not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of December 31, 2024, there were no Rule 144A securities held by the Series.
11. Contractual Obligations
The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.
12. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to December 31, 2024, that would require recognition or disclosure in the Series’ financial statements.
    14

Report of independent registered public accounting firm
To the Board of Trustees of Delaware VIP Trust and Shareholders of Macquarie VIP Growth and Income Series
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Macquarie VIP Growth and Income Series (one of the series constituting Delaware VIP Trust, referred to hereafter as the “Series”) as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 10, 2025
We have served as the auditor of one or more Macquarie investment companies since 2010.
    15

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
Tax Information
The information set forth below is for the Series’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Series. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended December 31, 2024, the Series reports distributions paid during the year as follows:
(A) Ordinary Income Distributions (Tax Basis)	35.29%
(B) Long-Term Capital Gain Distributions (Tax Basis)	64.71%
Total Distributions (Tax Basis)	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.
(C) is based on the Series’ ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
For the fiscal year ended December 31, 2024, certain distributions paid by the Series, determined to be Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended December 31, 2024, the Series reported maximum distributions of Qualified Short-Term Capital Gains of $9,944,296.
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
At a meeting held on August 13-15, 2024 (the “Annual Contract Renewal Meeting”), the Board of Trustees (the “Board”), including a majority of Trustees each of whom is not an “interested person” as defined under the Investment Company Act of 1940 (the “Independent Trustees”), approved the renewal of the Macquarie VIP Small Cap Value Series, Macquarie VIP Emerging Markets Series, Macquarie VIP Opportunity Series, Macquarie VIP Total Return Series, Macquarie VIP Fund for Income Series, Macquarie VIP Growth Equity Series, Macquarie VIP Growth and Income Series, Macquarie VIP Investment Grade Series and Macquarie VIP Limited Duration Bond Series (each, a “Fund” and together, the “Funds”) Investment Management Agreements with Delaware Management Company (DMC) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (MIMGL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) and Macquarie Investment Management Europe Limited (MIMEL) (together, the “Affiliated Sub-Advisers”).
    16

Prior to the Annual Contract Renewal Meeting, including at a Board meeting held in May 2024, the Trustees conferred extensively among themselves and with representatives of DMC about these matters. Also, the Board was assisted by the Equity Investments Committee and the Fixed Income Multi-Asset Sub-Advised Funds Investments Committee (each an “Investment Committee” and together, the “Investment Committees”), with each Investment Committee assisting the full Board in reviewing investment performance and other matters throughout the year. The Independent Trustees were also assisted in their evaluation of the Investment Management Agreements and the Sub-Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.
In providing information to the Board, DMC was guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2024. Prior to the Annual Contract Renewal Meeting, and in response to the requests, the Board received and reviewed materials specifically relating to the renewal of the Investment Management Agreements and the Sub-Advisory Agreements. In considering and approving the Investment Management Agreements and the Sub-Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Annual Contract Renewal Meeting and the review process for the Investment Management Agreements and the Sub-Advisory Agreements, but also the knowledge gained over time through interaction with DMC about various topics. In this regard, the Board reviewed reports of DMC at each of its quarterly meetings, which included information about, among other things, Fund performance, investment strategies, and expenses. In addition, the Investment Committees confer with portfolio managers at various times throughout the year. In considering information relating to the approval of the Funds’ Investment Management Agreements and the Sub-Advisory Agreements, the Independent Trustees also received information from an independent fund consultant, JDL Consultants, LLC (JDL).
The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.
After its deliberations, the Board, including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements and the Sub-Advisory Agreements for a one-year term. The following summarizes a number of important, but not necessarily all of the, factors considered by the Board in support of its approval.
Nature, extent, and quality of services. The Board received and considered various information regarding the nature, extent, and quality of the advisory services provided to the Funds by DMC under its Investment Management Agreements and the experience of the officers and employees of DMC who provide these services, including each Fund’s portfolio managers. The Board met with DMC’s senior management and investment personnel. The Board reviewed the materials provided by the Funds’ portfolio management team discussing its performance, investment strategies and outlook, as well as DMC with respect to comparing Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board’s review included consideration of DMC’s investment oversight and research and analysis capabilities, and its ability to attract and retain skilled investment professionals.  The Board also considered information regarding DMC’s programs for risk management, including investment, operational, liquidity, derivatives (as applicable), valuation and compliance risks and its plans for enhancing those programs (including through the allocation of additional resources and enhancements to existing processes and testing). The Board received information with respect to the cybersecurity program and business continuity plans of DMC and its affiliates, as well as information from Macquarie Group Ltd. (Macquarie), the parent company of DMC, regarding Macquarie’s commitment to the US mutual fund business.
In addition, the Board considered certain non-advisory services that DMC and its affiliates provide to the fund complex.  Among other things, these services include third party service provider oversight, transfer agency, internal audit, pricing and valuation, portfolio trading, and legal and compliance functions. The Board noted DMC’s responsibility for overseeing: the preparation of the Funds’ prospectus, summary prospectus, statement of additional information, and shareholder reports; responsibility for other periodic filings with regulators; organizing Board meetings and preparing materials for such Board meetings; and furnishing analytical and other support to assist the Board.
The Board took into account the benefits to shareholders of investing in a Fund that is part of a family of funds managed by an affiliate of Macquarie, and the resources available to DMC as part of Macquarie’s global asset management business.
The Board received and considered various information with respect to the services provided by the Affiliated Sub-Advisers under the Sub-Advisory Agreements and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services, including each Fund’s portfolio managers. The Board considered the division of responsibilities between DMC and the Affiliated Sub-
    17

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
Advisers and the oversight provided by DMC. The Board also considered the expertise of the Affiliated Sub-Advisers with respect to certain asset classes and/or investment styles. The Board noted that the Affiliated Sub-Advisers are part of Macquarie’s global investment platform that has offices and personnel that are located around the world. These Affiliated Sub-Advisers provide research, investment and trading analysis on the markets and economies of various countries in which the Funds may invest, make recommendations regarding securities, provide portfolio management services and assist with security trades, as applicable.  The Board took into account that the Sub-Advisory Agreements may benefit the Funds and their shareholders by permitting DMC to use the resources and talents of the Affiliated Sub-Advisers in managing the Funds.
The Board also received and considered information about the nature and extent of services offered and fee rates charged by DMC to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal and regulatory obligations and risks of managing registered investment companies compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients, unregistered funds and separately managed accounts.
The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Funds by DMC and the Affiliated Sub-Advisers.
Investment performance. The Board received and considered information with respect to the investment performance of the Funds, including performance reports and discussions with portfolio managers at meetings of the Board’s Investment Committees throughout the year as well as reports provided by Broadridge Financial Solutions, Inc., an independent investment company data provider (Broadridge), furnished for the Annual Contract Renewal Meeting. The Broadridge reports prepared for each Fund’s institutional share class showed its investment performance in comparison to the institutional share class of a group of similar funds (the “Performance Universe”). The Board received a description of the methodology used to select the peer funds in the Performance Universe. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5- and 10-year or since inception periods, as applicable, ended December 31, 2023.
Macquarie VIP Small Cap Value Series. The Performance Universe for the Fund consisted of the Fund and all small-cap value funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the fourth quartile of its Performance Universe and for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 10-year period was above the median of its Performance Universe, for the 1-and 5-year periods was below the median of its Performance Universe and for the 3-year period was equal to the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-, 5-, and 10-year periods and underperformed its benchmark index for the 1-year period. The Board noted that the Fund was generally performing in line with its benchmark index during the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Emerging Markets Series. The Performance Universe for the Fund consisted of the Fund and all emerging markets funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe and for the 3- and 5-year periods was in the third and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index (both gross and net of dividends) for the 1- and 5-year periods, underperformed its benchmark index (both gross and net of dividends) for the 3-year period, underperformed its benchmark index of gross of dividends for the 10-year period, and performance was approximately equal to its benchmark index net of dividends for the 10-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during certain of the periods under review. The Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning
    18

the reasons for the Fund’s relative performance versus its Performance Universe and its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Opportunity Series. The Performance Universe for the Fund consisted of the Fund and all small-cap core funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and for the 1- and 5-year periods was in the third and first quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-, 5-, and 10-year periods was above the median of its Performance Universe and for the 1-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3- and 5-year periods and underperformed its benchmark index for the 1- and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board, however, noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 4, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the explanations from DMC concerning the reasons for the Fund’s relative performance versus its benchmark index for the 1- and 10-year periods.
Macquarie VIP Total Return Series. The Performance Universe for the Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe and for the 3- and 5-year periods was in the first and second quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3- and 5-year periods was above the median of its Performance Universe and for the 1- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board, however, noted that the portfolio manager only began managing the Fund in May 2022. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Fund for Income Series. The Performance Universe for the Fund consisted of the Fund and all high yield funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first and third quartile, respectively, of its Performance Universe and for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund slightly underperformed its benchmark index for the 1-, 3-, and 10-year periods and performed approximately equal to its benchmark index for the 5-year period. The Board noted that the Fund was generally performing in line with its Performance Universe and benchmark index during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019.
Macquarie VIP Growth Equity Series. The Performance Universe for the Fund consisted of the Fund and all multi-cap growth funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 3-year period and underperformed its benchmark index for the 1-, 5-, and 10-year periods. The Board noted that the Fund was generally outperforming its Performance Universe during the periods under review. The Board, however, noted the limited period of performance data available since the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of May 2022. Finally, the Board noted the explanations from DMC and from the Affiliated Sub-Adviser concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
    19

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
Macquarie VIP Growth and Income Series. The Performance Universe for the Fund consisted of the Fund and all equity income funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the first quartile of its Performance Universe and for the 5- and 10-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was above the median of its Performance Universe and for the 10-year period was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1-, 3-, and 5-year periods and underperformed its benchmark index for the 10-year period. The Board noted that the Fund was generally outperforming its Performance Universe and benchmark index during the periods under review (except for the 10-year period). The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of January 2021.
Macquarie VIP Investment Grade Series. The Performance Universe for the Fund consisted of the Fund and all BBB-rated corporate debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-, 5- and 10-year periods was in the second quartile of its Performance Universe and for the 3-year period was in the fourth quartile of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was above the median of its Performance Universe and for the 3-year period was below the median of its Performance Universe. The Board also noted that the Fund underperformed its benchmark index for the 1-, 3-, 5-, and 10-year periods. The Board noted that the Fund was generally performing in line with its Performance Universe during the periods under review. The Board also noted that the Fund has adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund and that the investment performance of the current portfolio management team only began as of October 2019. The Board noted the limited period of performance data available since the Fund changed its portfolio management team and that it would continue to evaluate the Fund’s performance. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its benchmark index for the various periods and any actions that DMC has taken to address performance concerns.
Macquarie VIP Limited Duration Bond Series. The Performance Universe for the Fund consisted of the Fund and all short-intermediate investment-grade debt funds underlying VIPs, regardless of asset size or primary channel of distribution. The Board noted that the Broadridge report comparison showed that the Fund’s total return for the 1-year and since inception periods was in the fourth quartile of its Performance Universe and for the 3- and 5-year periods was in the second and third quartile, respectively, of its Performance Universe. The Broadridge report comparison showed that the Fund’s total return for the 3-year period was above the median of its Performance Universe and for the 1- and 5-year and since inception periods was below the median of its Performance Universe. The Board also noted that the Fund outperformed its benchmark index for the 1- and 5-year periods, was approximately equal to its benchmark index for the 3-year period and underperformed its benchmark index for the since inception period. The Board, however, noted that the Fund adopted the performance of its predecessor fund (“Predecessor Fund”) prior to October 5, 2019 as the result of a reorganization of the Predecessor Fund into the Fund. The Board noted the explanations from DMC and from the Affiliated Sub-Advisers concerning the reasons for the Fund’s relative performance versus its Performance Universe for the various periods. The Board noted that it would continue to evaluate the Fund’s performance as the Fund changed its portfolio management team in May 2024 that was not reflected in the performance data.
Comparative expenses. The Board received and considered expense data for the Funds. DMC provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also considered the comparative analysis of contractual management fees and actual total expense ratios of each Fund versus contractual management fees and actual total expense ratios of a group of peer funds as selected by Broadridge (the “Expense Group”). Each Fund’s total expenses were also compared with those of its Expense Universe, which is comprised of the Fund, its Expense Group and all other similar funds underlying variable insurance products with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by each Fund were compared with the contractual management fees (assuming all
    20

funds in the Expense Group were similar in size to each Fund) and actual management fees, taking into account any applicable breakpoints and fee waivers, with a Fund’s Expense Universe.
The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees.
Macquarie VIP Small Cap Value Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Emerging Markets Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Opportunity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Total Return Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Fund for Income Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were below its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth Equity Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Growth and Income Series. The expense comparisons for the Fund showed that its actual management fee was above the median of its Expense Universe and its actual total expenses were above its Expense Group average. It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Investment Grade Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
Macquarie VIP Limited Duration Bond Series. The expense comparisons for the Fund showed that its actual management fee was below the median of its Expense Universe and its actual total expenses were above its Expense Group average.  It was noted that consistent with DMC’s waiver methodology, its advisory fee waivers, if any, were at the fund level and not class level.
The Board noted that DMC, and not the Funds, pays the sub-advisory fees to the Affiliated Sub-Advisers and, accordingly, that the retention of the Affiliated Sub-Advisers does not increase the fees and expenses incurred by the Funds.
Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to DMC under the Investment Management Agreements and to the Affiliated Sub-Advisers under the Sub-Advisory Agreements was reasonable.
Economies of scale. The Board received and considered information about the potential for DMC to realize economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual Fund level, and the extent to which potential scale benefits are shared with shareholders, including the extent to which any economies of scale are reflected in the level of management fees charged. DMC discussed its advisory fee pricing and structure for the complex, including the current breakpoints. The Board considered the continuation and/or implementation of contractual fee waivers and/or expense reimbursements, as applicable. The Board noted
    21

Other Series information (Unaudited)
Delaware VIP® Trust — Macquarie VIP Growth and Income Series
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Consideration of Investment Management Agreements and Sub-Advisory Agreements at a Meeting Held on August 13-15, 2024
(continued)
that, as of March 31, 2024, Macquarie VIP Growth and Income Series’ net assets exceeded its first breakpoint level and Macquarie VIP Small Cap Value Series’ net assets exceeded its second breakpoint level and that breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints schedule are exceeded. The Board noted that each Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as DMC’s investment in its business, including investments in business infrastructure, technology and cybersecurity.
Management profitability. The Board received and considered the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each Fund and the complex as a whole, including the methodology used by DMC in allocating costs for the purpose of determining profitability. The Board also reviewed a report prepared by JDL regarding DMC’s profitability as compared to certain peer fund complexes and the Independent Trustees discussed DMC’s profitability in such context with representatives from JDL. The Board recognized that calculating and comparing profitability at the individual fund level is difficult; that DMC’s profit, if any, can vary significantly depending on the particular fund; and that DMC’s support for, and commitment to, a fund is not solely dependent on the profits realized as to that fund.
The Board also received and considered information about the portion of the total management fee that was retained by DMC after payment of the fee to the Affiliated Sub-Advisers for sub-advisory services.  In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of the responsibilities retained and risk assumed by DMC and not delegated to or assumed by the Affiliated Sub-Advisers. Given the affiliation between DMC and the Affiliated Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.
Based on its review, the Board determined that DMC’s profitability was not excessive in light of the nature, extent and quality of the services provided to each Fund.
Ancillary benefits. The Board received and considered information regarding the extent to which DMC and its affiliates might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as investment manager to the complex; the benefits from allocation of fund brokerage to improve trading efficiencies; the portfolio transactions executed through “soft dollar” arrangements; and the fees that various affiliates received for serving as transfer agent and for overseeing fund accounting and financial administration services to the complex.  The Board considered that it receives periodic reports from DMC that include a representation that any soft dollar arrangements are consistent with regulatory requirements. The Board received information from DMC regarding its view of the performance of its affiliates in providing transfer agent and fund accounting and financial administration oversight services and the organizational structure employed to provide these services pursuant to their contracts with the Funds.
Based on its consideration of the factors and information it deemed relevant, including the costs of providing investment management and other services to the Funds and the ongoing commitment of DMC and its affiliates to the Funds, the Board did not find that any ancillary benefits received by DMC and its affiliates, including the Affiliated Sub-Advisers, were unreasonable.
Conclusion. Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including all of the Independent Trustees, unanimously approved the continuation of DMC’s Investment Management Agreements and of the Affiliated Sub-Advisers’ Sub-Advisory Agreements for an additional one-year period.
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(4215549)
AR-VIPGI-0225

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included as part of materials filed under Item 7 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit [99.CERT].

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Delaware VIP® Trust

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 10, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	March 10, 2025

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 10, 2025